PAGE 1
                                       Registration Nos. 033-38791/811-6275

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                      FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    / X /

               Post-Effective Amendment No. 8                        / X /

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940                                                       / X /

               Amendment No. 9                                       / X /

                         Fiscal Year Ended December 31, 1996
                          _________________________________

                          T. ROWE PRICE BALANCED FUND, INC.
                          _________________________________
                  (Exact Name of Registrant as Specified in Charter)


               100 East Pratt Street, Baltimore, Maryland     21202
               __________________________________________   _________
               (Address of Principal Executive Offices)     (Zip Code)

          Registrant's Telephone Number, including Area Code   410-345-2000
                                                               ____________

                                   Henry H. Hopkins
                                100 East Pratt Street
                              Baltimore, Maryland 21202
                       _______________________________________
                       (Name and Address of Agent for Service)


          Approximate Date of Proposed Public Offering      May 1, 1997
                                                            ___________

               It is proposed that this filing will become effective (check appropriate box):

               / /  immediately upon filing pursuant to paragraph (b)

               /X/  on May 1, 1997 pursuant to paragraph (b)


















          PAGE 2
               / /  60 days after filing pursuant to paragraph (a)(1)

               / /  on (date) pursuant to paragraph (a)(1)

               / /  75 days after filing pursuant to paragraph (a)(2)

               / /  on (date) pursuant to paragraph (a)(2) of Rule 485

               If appropriate, check the following box:

               / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933+
          ______________________________________________
          Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933 and intends to file a 24f-2 Notice by February 28, 1998.

          +Not applicable, as no securities are being registered by this Post-Effective Amendment No. 8 to the Registration Statement.










































          PAGE 3
               The Registration Statement of the T. Rowe Price Balanced Fund, Inc. on Form N-1A (File No. 33-38791) is hereby amended under the Securities Act of 1933 to update the Registrant's financial statements, make other changes in the Registrant's Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirement of Rule 8b-16 under the Investment Company Act of 1940.

               This Amendment consists of the following:

                  Cross Reference Sheet
                  Part A of Form N-1A, Revised Prospectus
                  Part B of Form N-1A, Statement of Additional Information Part C of Form N-1A, Other Information
                  Opinion of Counsel
                  Accountant's Consent

















































          PAGE 4
                          T. ROWE PRICE BALANCED FUND, INC.
                                CROSS REFERENCE SHEET

                 N-1A Item No.                          Location
                 _____________                          ________

                                        PART A
          Item 1.   Cover Page                       Cover Page
          Item 2.   Synopsis                         Transaction and Fund
                                                     Expenses
          Item 3.   Condensed Financial Information  Financial Highlights
          Item 4.   General Description of           Transaction and Fund
                    Registrant                       Expenses; Fund,
                                                     Market, and Risk
                                                     Characteristics;
                                                     Organization and
                                                     Management;
                                                     Understanding
                                                     Performance
                                                     Information;
                                                     Investment Policies
                                                     and Practices; Types
                                                     of Management
                                                     Practices
          Item 5.   Management of the Fund           Transaction and Fund
                                                     Expenses; Fund,
                                                     Market, and Risk
                                                     Characteristics;
                                                     Organization and
                                                     Management
          Item 5A.  Management's Discussion of
                    Fund Performance                 +
          Item 6.   Capital Stock and Other          Distributions and
                    Securities                       Taxes; Organization
                                                     and Management
          Item 7.   Purchase of Securities Being     Pricing Shares and
                    Offered                          Receiving Sale
                                                     Proceeds; Transaction
                                                     Procedures and Special
                                                     Requirements; Account
                                                     Requirements and
                                                     Transaction
                                                     Information;
                                                     Shareholder Services





















          PAGE 5
          Item 8.   Redemption or Repurchase         Pricing Shares and
                                                     Receiving Sale
                                                     Proceeds; Transaction
                                                     Procedures and Special
                                                     Requirements;
                                                     Exchanging and
                                                     Redeeming Shares;
                                                     Shareholder Services
          Item 9.   Pending Legal Proceedings        +
                                        PART B
          Item 10.  Cover Page                       Cover Page
          Item 11.  Table of Contents                Table of Contents
          Item 12.  General Information and History  +
          Item 13.  Investment Objectives and        Investment Objectives
                    Policies                         and Policies; Risk
                                                     Factors; Investment
                                                     Program; Portfolio
                                                     Management Practices;
                                                     Investment
                                                     Restrictions;
                                                     Investment Performance
          Item 14.  Management of the Registrant     Management of Funds
          Item 15.  Control Persons and Principal    Principal Holders of
                    Holders of Securities            Securities
          Item 16.  Investment Advisory and Other    Investment Management
                    Services                         Services; Custodian;
                                                     Independent
                                                     Accountants; Legal
                                                     Counsel
          Item 17.  Brokerage Allocation             Portfolio
                                                     Transactions; Code of
                                                     Ethics
          Item 18.  Capital Stock and Other          Dividends and
                    Securities                       Distributions; Capital
                                                     Stock
          Item 19.  Purchase, Redemption and         Redemptions in Kind;
                    Pricing of Securities Being      Pricing of Securities;
                    Offered                          Net Asset Value Per
                                                     Share; Federal
                                                     Registration of
                                                     Shares; Ratings of
                                                     Corporate Debt
                                                     Securities
          Item 20.  Tax Status                       Tax Status
          Item 21.  Underwriters                     Distributor for Funds
          Item 22.  Calculation of Yield Quotations
                    of Money Market Funds            +


















          PAGE 6
          Item 23.  Financial Statements             Incorporated by
                                                     Reference from Annual
                                                     Report

                                        PART C
          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
          ___________________________________
          +  Not applicable or negative answer

 PROSPECTUS

                                                                 May 1, 1997

Balanced Fund

 A fund seeking capital appreciation and current income from a diversified portfolio of stocks and bonds.

FACTS AT A GLANCE


Investment Goal
To provide long-term capital appreciation, current income, and preservation of capital with moderate fluctuations in share prices.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To invest in a diversified portfolio consisting of approximately 60% in common stocks and the balance in fixed income securities and cash reserves.


Risk/Reward

The potential to balance, over time, the capital appreciation offered by stocks with the income and relative stability of fixed income securities. However, the fund's share price will fluctuate as stock and bond market conditions change and this fluctuation could cause a loss.


Investor Profile
Individuals seeking a relatively conservative approach to long-term capital growth who can nevertheless accept the risk of price declines. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $99 billion for more than five million individual and institutional investor accounts as of December 31, 1996.

T. Rowe Price Balanced Fund, Inc.

Prospectus


May 1, 1997



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

T. ROWE PRICE                                 2
CONTENTS

1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights        3
Fund, Market, and Risk Characteristics 5

2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 8
Distributions and Taxes     9
Transaction Procedures and Special Requirements 11
3

MORE ABOUT THE FUND

Organization and Management 14
Understanding Performance Information 16
Investment Policies and Practices 17

4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 26
Opening a New Account       26
Purchasing Additional Shares 28
Exchanging and Redeeming    28
Shareholder Services        30

Discount Brokerage           32
Investment Information       33

ABOUT THE FUND                                3

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  o Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses shows how much it will cost to operate the fund for a year, based on 1996 fiscal year expenses. These are costs you pay indirectly, because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

 Table 1
     Shareholder Transaction                   Annual Fund Expenses                  Percentage of Fiscal
     Expenses                                                                        1996 Average Net Assets
     Sales charge "load" on purchases    None  Management fee (after reduction)               0.48%


     Sales charge "load" on reinvested         Marketing fees (12b-1)
     distributions                       None                                                 None


     Redemption fees                           Total other (shareholder servicing,
                                         None  custodial, auditing, etc.)                     0.39%


     Exchange fees
                                         None


                                               Total fund expenses                            0.87%

------------------------------------------------------------------------------------------------------------




  Note:                                         A $5 fee is charged for wire
  redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under
   The main types of expenses, which all mutual funds may charge against fund
  o A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.33% as of December 31, 1996,
  o "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

ABOUT THE FUND                                5
  o Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.


  o Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
     Hypothetical Fund Expenses
                   1 year   3 years   5 years    10 years

                     $9       $28       $48        $107
----------------------------------------------------------



  o Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements which are included in its annual report, and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the fund's independent accountants. The financial statements for the years ended October 31, 1991 and prior were derived from financial statements which were audited by other independent accountants, whose reports expressed unqualified opinions on those statements.

T. ROWE PRICE                                 6



 Table 3  Financial Highlights
                              Income From Investment Activities

               Net Asset                                    Net        Net Realized        Total From
     Period       Value,                             Investment        & Unrealized        Investment
      Ended    Beginning                                               Gain (Loss) on      Activities
               of Period                                                Investments

       1987   $       15.03  $                                0.51    $          (0.55)   $        (0.04 )

       1988           11.02                                   0.47                0.32              0.79

       1989            9.41                                   0.62                0.95              1.57

       1990           10.37                                   0.71               (0.50 )            0.21

       1991            9.81                                   0.62                1.51              2.13

       1992           11.43                                   0.33                0.86              1.19

      1992/b/         10.86                                   0.06 /a/            0.29              0.35

       1993           11.07                                   0.40/a/             1.05              1.45

       1994           12.02                                   0.43               (0.68)            (0.25)

       1995           11.14                                   0.48                2.24              2.72

       1996           13.22                                   0.51                1.38              1.89
------------------------------------------------------------------------------------------------------------
      Less Distributions                                          Net Asset Value

                     Net       Net Realized        Total                Net Asset
              Investment        Gain (Loss)        Distributions           Value,
                  Income                                            End of Period

     $                (0.67)  $          (3.30)   $   (3.97)     $             11.02

                      (0.46)             (1.94)       (2.40)                    9.41

                      (0.61)                --        (0.61)                   10.37
                                            --
                      (0.77)                --        (0.77)                    9.81
                                            --
                      (0.51)                --        (0.51)                   11.43

                      (0.58)             (1.18)       (1.76)                   10.86

                      (0.09)             (0.05)       (0.14)                   11.07

                      (0.39)             (0.11)       (0.50)                   12.02

                      (0.43)             (0.20)       (0.63)                   11.14

                      (0.47)             (0.17)       (0.64)                   13.22

                      (0.50)             (0.13)       (0.63)                   14.48
-------------------------------------------------------------------------------------







  Table 3  Financial Highlights (continued)

     Period
      Ended

       1987

       1988

       1989

       1990

       1991

       1992

     1992/b/

       1993

       1994

       1995

       1996
--------------
      Returns, Ratios, and Supplemental Data

                               Total Return         Net Assets   Ratio of       Ratio of Net
                                  (Includes         ($ thousands)Expenses to      Investment        Portfolio       Average
                                 Reinvested                      Average Net       Income to        TurnoverRate    Commission
                             Distributions)                        Assets        Average Net                        Rate Paid
                                                                                      Assets

                                         (3.4 )%   $   172,716          1.18%              3.81  %        324.1%             --
                                                                                                                             --
                                          9.0          163,665          1.25               5.19           251.0              --
                                                                                                                             --
                                         20.7          167,040          1.15               6.27           219.1              --
                                                                                                                             --
                                          7.2          156,374          0.94               6.82           127.2              --
                                                                                                                             --
                                         22.0          175,093          1.10               5.61           239.9              --
                                                                                                                             --
                                         11.20         239,195          1.03/a/            4.07           207.7              --
                                                                                                                             --
                                          3.32 /a/     250,035          1.00/ac/           3.85/ac/        58.0/c/           --
                                                                                                                             --
                                         13.35 /a/     340,800          1.00/a/            3.45  /a/        8.7              --
                                                                                                                             --
                                         (2.05)        392,003          1.00               3.72            33.3              --
                                                                                                                             --
                                         24.88         608,088          0.95               3.87            12.6              --

                                         14.57         875,973          0.87               3.70            22.3    $      0.0405
---------------------------------------------------------------------------------------------------------------------------------




 /a/
  Excludes expenses in excess of a 1.00% voluntary expense limitation in effect from the reorganization date through December 31, 1994.

 /b/
  Two months ended December 31, 1992. Fiscal year-end changed from October 31 to December 31.

 /c/                                 Annualized.

 Note:
 All share data figures have been restated to reflect the reorganization of the fund effective August 31, 1992. The information provided for periods prior to September 1, 1992, represents the activities of Axe-Houghton Fund B, as restated.

ABOUT THE FUND                                7
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  o The fund should not represent your complete investment program, nor be used for short-term trading purposes.


 What is the fund's objective?

   The investment objective is to provide capital appreciation, current income, and preservation of capital through investments in common stocks and fixed income securities.


 What is the fund's investment program?

   The fund will normally invest approximately 60% of its total assets in common stocks and the remaining 40% in various fixed income securities. Common stock investments will be concentrated primarily in larger, established companies, but may also include small and medium-sized companies with good growth prospects.


   The precise mix of equity and fixed income will vary depending on T. Rowe Price's outlook on the markets, but at least 25% of total assets will be invested in senior fixed income securities (other than convertible or subordinated issues). Bond investments will include U.S. Treasury and agency issues, corporate debt (including junk bonds), and mortgage-backed and other fixed income securities. Maturities will vary with T. Rowe Price's view of market conditions. The fund may also invest in foreign issues to increase diversification.

   The fund may purchase convertible securities and warrants, when considered consistent with the fund's investment objectives and program, and may engage in a variety of investment management practices, such as buying and selling futures and options.


 What is a "balanced" investment approach?


   This approach attempts to balance the potential for growth and greater volatility of stocks with the stable income and normally more moderate price fluctuations of fixed income securities. It is widely regarded as a conservative strategy designed to cushion an investment from the volatility associated with funds composed exclusively of common stocks.


 What are some of the fund's potential risks?

   The fund's balance between stocks and fixed income securities could limit its potential for capital appreciation compared with an all-stock fund. Sharply rising interest rates would decrease the value of the bonds in the portfolio,

T. ROWE PRICE                                 8
   further restraining total return. Also, foreign securities purchased by the fund are subject to the additional risk of currency fluctuations as well as other risks discussed under Investment Policies and Practices.

  o The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are derivatives and can the funds invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella-from conventional instruments such as callable bonds, futures and options, to more exotic investments such as stripped mortgage securities and structured notes. While it was only recently that the term derivative has become widely known among the investing public, derivatives have in fact been employed by investment managers for many years.


   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objectives, policies, and overall risk profile as described in this prospectus. The fund will only use derivatives in an effort to: increase yield or total return; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.


 What are some of the fund's potential rewards?

   Income is normally a more stable and predictable component of total return than capital appreciation. While the price of a company's stock can go up or down in response to earnings or to fluctuations in the general market, income is usually more reliable.

   The fund is designed for investors seeking to balance potential capital appreciation through common stocks with the income and relative stability of bonds over the long term. Its balanced approach to achieving a combination of growth, income, and stability is used by many large pension funds because of their conservative, long-term focus. For an IRA, retirement plan, or other long-term investment, the fund can offer a well-balanced program that seeks to combine attractive returns with the benefits of broad diversification.

ABOUT THE FUND                                9

 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks in general offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  o Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the price fluctuations of stocks and bonds in an effort to achieve capital appreciation and income, the fund could be an appropriate part of your overall investment strategy.


 Is there other information I need to review before making a decision?


   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

  o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

ABOUT YOUR ACCOUNT                            11
  o Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

   Income dividends
  o The fund declares and pays dividends (if any) quarterly.

  o All or part of the fund's dividends will be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  o A capital gain or loss is the difference between the purchase and sale price of a security.

  o If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.

T. ROWE PRICE                                 12
 Tax Information

   You need to be aware of the possible tax consequences when:

  o You sell fund shares, including an exchange from one fund to another.

  o The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the funds are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of a calendar year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

ABOUT YOUR ACCOUNT                            13
   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease the fund's ordinary income dividend. Net foreign currency losses may result in the fund's dividend being classified as a return of capital.

   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends, but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.

  o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution. If you buy shares shortly before or on the "record date"- the date that establishes you as the person to receive the upcoming distribution-you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

T. ROWE PRICE                                 14
 Sale (Redemption) Conditions

   10-day hold

   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

ABOUT YOUR ACCOUNT                            15
   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).


 Keeping Your Account Open


   Due to the relatively high cost to the fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee


   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:


  o Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  o Remitting redemption proceeds to any person, address, or bank account not on record.

  o Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  o Establishing certain services after the account is opened.

T. ROWE PRICE                                 16
   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?


   The fund was incorporated in Maryland in 1991 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specific objectives. On August 31, 1992, the fund acquired substantially all of the assets of Axe-Houghton Fund B pursuant to an Agreement and Plan of Reorganization. As a result of that transaction, the fund succeeded to the performance record of Axe-Houghton Fund B. The performance record of the fund prior to September 1,

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share
  o Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 18
 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members will be independent of T. Rowe Price.


  o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price-specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee composed of the following members: Richard T. Whitney, Chairman, Stephen W. Boesel, James A. C. Kennedy III, Edmund M. Notzon, M. David Testa, Peter Van Dyke, and Mark J. Vaselkiv. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Whitney has been chairman of the fund's committee since 1994. Mr. Whitney joined T. Rowe Price in 1985 and has been managing investments since 1986.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  o For the fiscal year ended December 31, 1996, fees paid by the fund included the $361,000 to T. Rowe Price Services, Inc. for transfer and dividend disbursing functions and shareholder services; $1,859,000 to T. Rowe Price Retirement Plan Services, Inc. for recordkeeping services for certain retirement plans; and $93,000 to T. Rowe Price for accounting services.

ABOUT YOUR ACCOUNT                            19
   The Management Fee

   This fee has two parts- an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index and the Spectrum Funds and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
     --------------------------
     0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
     ----------------------------------------------------
     0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
     ----------------------------------------------------
     0.390%  Next $1 billion   0.330%  Next $10 billion
     ------------------------------------------------------------------------------
     0.370%  Next $1 billion   0.320%  Next $10 billion




   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the Price funds described previously. Based on combined T. Rowe Price funds' assets of approximately $61 billion at December 31, 1996, the group fee was 0.33%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

T. ROWE PRICE                                 20
  o Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports, and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth herein. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on

MORE ABOUT THE FUND                           21
   the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities


   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine

T. ROWE PRICE                                 22
   higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities

   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments which may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Debt Securities
   A bond or money market instrument is usually an interest-bearing security- an IOU-issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Money market securities and bonds (such as a zero coupon bond) may also be issued in discounted form to reflect the rate of interest paid. In such a case, no coupon interest is paid, but the security's price is discounted so that the interest is realized when the security matures at face value.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. Except for adjustable rate instruments, a money market security's interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so that its yield generally reflects market rates.

   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

MORE ABOUT THE FUND                           23
   Certain bonds have interest rates, adjusted periodically, which tend to minimize fluctuations in their principal value. In calculating the fund's weighted average maturity, the maturity of these securities may be shortened under certain specified conditions.

   Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   High-Yield/High-Risk Investing
   The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities.

   Asset-Backed Securities

   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, or the financial institution providing the credit support.

   Mortgage-Backed Securities
   The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by

T. ROWE PRICE                                 24
   the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.


   Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise, and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

   Operating policy The fund may invest up to 20% of its total assets in the types of mortgage-backed securities described above.

   Additional mortgage-related securities in which the fund may invest include:

  o Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

  o Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs) and one principal payments (POs).


   IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with and more rapidly than short-term interest rates. In

MORE ABOUT THE FUND                           25
   addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to loosing value, can exhibit characteristics of longer securities and become more volatile. There is no guarantee the fund's investment in CMOs, IOs, or POs will be successful, and the fund's total return could be adversely affected as a result.

   Operating policy The fund may invest up to 10% of its total assets in stripped mortgage securities.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  o Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.


   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.


   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.

T. ROWE PRICE                                 26
 Types of Management Practices


   Cash Position
   The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policies The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

MORE ABOUT THE FUND                           27
   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.


   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent a fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in that fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover

   The fund will not generally trade in securities (either common stocks or bonds) for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The fund cannot

T. ROWE PRICE                                 28
   accurately predict its annual portfolio turnover rate for either the equity or fixed income portion of its portfolio; however, the rates for the entire fund for the years ended December 31, 1996, 1995, and 1994, were 22.3%, 12.6%, and 33.3%, respectively.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number

We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, Always verify your transactions by carefully reviewing the confirmation we send Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account


$2,500 minimum initial investment; $1,000 for retirement plans or gifts or If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address on the next page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 30
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:


PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 account name and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  31
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------

$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer

Use Tele*Access, your personal computer, or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone

Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

T. ROWE PRICE                                 32
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers -By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements-Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see addresses / /under Opening a New Account.)/


Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon

INVESTING WITH T. ROWE PRICE                  33
notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.


Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

T. ROWE PRICE                                 34
Exchange Service

You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access, but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH

With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

INVESTING WITH T. ROWE PRICE                  35
By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder

You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at considerable commission savings over full-service brokers. We also provide a wide range of services, including:

T. ROWE PRICE                                 36

To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month Newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service-free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

INVESTING WITH T. ROWE PRICE                  37

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, Tax Considerations for Investors, and Diversifying Overseas: A T. Rowe Price Guide to International Investing.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.

To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660    1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/

 1-800-638-2587    24 hours, 7 days


To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors
Investor Centers
 101 East Lombard St.    Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607


Internet Address
 www.troweprice.com
                                                              F68-040 5/1/97





























































          PAGE 8








          PAGE 1
                         STATEMENT OF ADDITIONAL INFORMATION

                          T. ROWE PRICE BALANCED FUND, INC.
                      T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
                       T. ROWE PRICE CAPITAL APPRECIATION FUND
                     T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
                       T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
                           T. ROWE PRICE EQUITY INCOME FUND
                     T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
                       T. ROWE PRICE GROWTH & INCOME FUND, INC.
                        T. ROWE PRICE GROWTH STOCK FUND, INC.
                       T. ROWE PRICE HEALTH SCIENCES FUND, INC.
                           T. ROWE PRICE INDEX TRUST, INC.
                       T. ROWE PRICE MID-CAP GROWTH FUND, INC.
                        T. ROWE PRICE MID-CAP VALUE FUND, INC.
                        T. ROWE PRICE NEW AMERICA GROWTH FUND
                           T. ROWE PRICE NEW ERA FUND, INC.
                        T. ROWE PRICE NEW HORIZONS FUND, INC.
                    T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
                       T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
                      T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
                            T. ROWE PRICE VALUE FUND, INC.
                                         and
                           INSTITUTIONAL EQUITY FUNDS, INC.
                              MID-CAP EQUITY GROWTH FUND

                (collectively the "Funds" and individually the "Fund")


               This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1997, which may be obtained from
          T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

               If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

               The date of this Statement of Additional Information is May 1, 1997.


                                                             SAI-EQU 5-1-97




















          PAGE 2
                                  TABLE OF CONTENTS

                                     Page                          Page

          Asset-Backed Securities . .     Legal Counsel . . . . . .
          Capital Stock . . . . . . .     Lending of Portfolio
          Custodian . . . . . . . . .      Securities . . . . . . .
          Code of Ethics  . . . . . .     Management of Funds . . .
          Distributor for Fund  . . .     Mortgage-Related
          Dividends and                    Securities . . . . . . .
           Distributions  . . . . . .     Net Asset Value Per Share
          Federal Registration  . . .     Options . . . . . . . . .
           of Shares  . . . . . . . .     Organization of the Fund
          Foreign Currency                Portfolio Management
           Transactions . . . . . . .      Practices  . . . . . . .
          Foreign Futures and             Portfolio Transactions  .
           Options  . . . . . . . . .     Pricing of Securities . .
          Foreign Securities  . . . .     Principal Holders of  . .
          Futures Contracts . . . . .      Securities . . . . . . .
          Hybrid Instruments  . . . .     Ratings of Corporate Debt
          Independent Accountants . .      Securities . . . . . . .
          Illiquid or Restricted          Repurchase Agreements . .
           Securities . . . . . . . .     Risk Factors  . . . . . .
          Investment Management           Tax Status  . . . . . . .
           Services . . . . . . . . .     Taxation of Foreign
          Investment Objectives and        Shareholders . . . . . .
           Policies . . . . . . . . .     Warrants  . . . . . . . .
          Investment Performance  . .     When-Issued Securities and
          Investment Program  . . . .      and Forward Commitment
          Investment Restrictions . .      Contracts  . . . . . . .


                          INVESTMENT OBJECTIVES AND POLICIES

               The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's prospectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

               Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.













          PAGE 3
                                     RISK FACTORS

          General

               Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all (for the Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

          Foreign Securities (All Funds other than Equity Index Fund)

               The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

                          Risk Factors of Foreign Investing

               There are special risks in foreign investing. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

               Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.












          PAGE 4
               Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

               Currency Fluctuations. The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Funds' securities denominated in that currency would be expected to decline.

               Investment and Repatriation of Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

               Market Characteristics. It is contemplated that most foreign securities, will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Funds' portfolio securities may be less liquid and subject to more rapid












          PAGE 5
          and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

               Investment Funds. The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. If the Fund invest in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

               Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

               Taxes. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders.

               Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.













          PAGE 6
               Eastern Europe and Russia. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.
          In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, each Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

          Latin America

               Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

               Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities












          PAGE 7
          markets.

               Foreign Currency. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

               Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.


                                  INVESTMENT PROGRAM

                                 Types of Securities

               Set forth below is additional information about certain of the investments described in the Fund's prospectus.

                          Illiquid or Restricted Securities

               Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.













          PAGE 8
               Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

                                  Hybrid Instruments

               Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the












          PAGE 9
          conversion terms related to a particular commodity.

               Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

               The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

               Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.












          PAGE 10
          Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

               Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

               Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

               The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

                                       Warrants

               The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but












          PAGE 11
          only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

                                   Debt Securities

             Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Growth & Income, Mid-Cap Value, New Era, Small-Cap Stock, Small-Cap Value, and Value Funds

               Debt Obligations

               Although a majority of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default-that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.













          PAGE 12
               After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

               Special Risks of High Yield Investing

               The Fund may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund was investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

               Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

               U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

               U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.
          These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S.












          PAGE 13
          Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

               Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

               Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

               Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

               Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

               Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

               Supranational Agencies. Securities of certain supranational entities, such as the International Development Bank.

               When-Issued Securities and Forward Commitment Contracts

               The Fund may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Fund's investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these












          PAGE 14
          securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

               To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity or more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.

          Balanced Fund

                             Mortgage-Related Securities


               Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below.

               Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

               U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie












          PAGE 15
          Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold
          PCs) which also guarantee timely payment of monthly principal reductions.

               Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

               Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

               Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely












          PAGE 16
          payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

               Farmer Mac Certificates. The Federal Agricultural Mortgage Corporation ("Farmer Mac") is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac's Certificates are not supported by the full faith and credit of the U.S. Government; rather, Farmer Mac may borrow up from the U.S. Treasury to meet its guaranty obligations.

               As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a Mortgage-Backed Security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and
          (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the Mortgage-Backed Security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Mortgage-Backed Security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

               Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate," which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.












          PAGE 17
               Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Securities (which may be at a premium or a discount from the face value of the certificate).

               Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ significantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.

               U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

               Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

               Privately-Issued Mortgage-Backed Certificates. These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or












          PAGE 18
          indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

          Collateralized Mortgage Obligations (CMOs)

               CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

               In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related












          PAGE 19
          securities.

               The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs.
          The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

                      Stripped Agency Mortgage-Backed Securities

               Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

               The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

               The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the staff's












          PAGE 20
          position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

                               Asset-Backed Securities

               The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

               Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

          Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support".

               Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for












          PAGE 21
          the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

                            PORTFOLIO MANAGEMENT PRACTICES

                           Lending of Portfolio Securities

               Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.

          Other Lending/Borrowing

               Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price-Fleming"), (collectively, "Price Funds"). The Fund has no current intention of engaging in these practices at this time.

                                Repurchase Agreements

               The Fund may enter into a repurchase agreement through which












          PAGE 22
          an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                            Reverse Repurchase Agreements

               Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions," page __.)

          All Funds, Except Equity Index Fund

                                       Options

               Options are a type of potentially high-risk derivative.

                             Writing Covered Call Options













          PAGE 23
               The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

               A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

               The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

               Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over












          PAGE 24
          when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

               The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made,
          T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

               Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as












          PAGE 25
          well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

               Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

               The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.



     The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

                             Writing Covered Put Options

               The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.













          PAGE 26
               The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

               The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

               The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                                Purchasing Put Options

                 The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.












          PAGE 27
               The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

               The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

               The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                               Purchasing Call Options

                 The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such












          PAGE 28
          options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

               Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.
          So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

               The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                          Dealer (Over-the-Counter) Options

               The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

               Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction












          PAGE 29
          with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

               The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

          Equity Index Fund

               The only option activity the Fund currently may engage in is the purchase of S&P 500 call options. Such activity is subject to the same risks described above under "Purchasing Call Options". The Fund reserves the right to engage in other options activity, however.


          All Funds

                                  Futures Contracts

               Futures contracts are a type of potentially high-risk derivative.

          Transactions in Futures













          PAGE 30
               The Fund may enter into futures contracts including stock index, interest rate and currency futures ("futures or futures contracts"). The New Era Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index Fund may only enter into stock index futures, such as the S&P 500 stock index, to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading or to reduce transaction costs. It will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

               Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

               Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

               The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

          Regulatory Limitations

               The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.












          PAGE 31
               The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.



               The Fund's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

               If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

          Trading in Futures Contracts

               A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

               Unlike when the Fund purchases or sells a security, no price












          PAGE 32
          would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

               If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

               These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

               Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

               For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed












          PAGE 33
          on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

          Special Risks of Transactions in Futures Contracts

               Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

               Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

               Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any












          PAGE 34
          deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

               Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

               Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

               Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures












          PAGE 35
          contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

               Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

               In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also












          PAGE 36
          because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

          Options on Futures Contracts

               The Fund may purchase and sell options on the same types of futures in which it may invest.

               Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

               As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

          Special Risks of Transactions in Options on Futures Contracts

               The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing












          PAGE 37
          transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

          Additional Futures and Options Contracts

               Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

                             Foreign Futures and Options

               Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same












          PAGE 38
          protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


          All Funds, Except Equity Index Fund

                            Foreign Currency Transactions

               A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

               The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

               First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

               Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into












          PAGE 39
          separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

               The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, and currency available for cover of the forward contract(s) or other suitable cover. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

               At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

               If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

               The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into












          PAGE 40
          forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

               Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts

               The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

               Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

               Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.












          PAGE 41
          For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

               Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

               In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

                               INVESTMENT RESTRICTIONS

               Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.













          PAGE 42
                                 Fundamental Policies

               As a matter of fundamental policy, the Fund may not:

                   (1)   Borrowing. Borrow money except that the Fund may
                         (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;

                   (2)   Commodities.  Purchase or sell physical
                         commodities; except that it may enter into futures contracts and options thereon;

                   (3)   (a)  Industry Concentration (All Funds, except
                              Health Sciences and Financial Services
                              Funds).  Purchase the securities of any
                              issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

                         (b) Industry Concentration (Health Sciences and Financial Services Funds). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the Fund's prospectus; and (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the Fund's prospectus.
















          PAGE 43
                   (4) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
                         (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

                   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

                   (6) Percent Limit on Share Ownership of Any One Issuer (All Funds, except Capital Opportunity). Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

                   (7) Real Estate. Purchase or sell real estate including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

                   (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

                   (9) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
















          PAGE 44
                   NOTES

                   The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

                   With respect to investment restrictions (1) and (4), the Fund will not borrow from or lend to any other Price Fund unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

                   With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

                   For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semi-annual and annual reports.

                   For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                                  Operating Policies

               As a matter of operating policy, the Fund may not:

                   (1)     Borrowing.  The Fund will not purchase
                           additional securities when money borrowed exceeds 5% of its total assets;

                   (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

                   (3) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;













          PAGE 45
                   (4) Illiquid Securities. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

                   (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

                   (6)     Margin.  Purchase securities on margin, except
                           (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

                   (7) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

                   (8) Oil and Gas Programs. Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

                   (9) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;



                   (10)    Short Sales.  Effect short sales of securities;



                   (11) Warrants. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants;



          Blue Chip Growth, Capital Opportunity, Financial Services, Health












          PAGE 46
          Sciences, Mid-Cap Value, and Value Funds

               Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds. In the event that the Fund exercises its right to convert to a Master Fund/Feeder Fund structure, it will do so in compliance with the Guidelines for Registration of a Master Fund/Feeder Fund as established by the North American Securities Administrators Association, Inc. ("NASAA").

                                 MANAGEMENT OF FUNDS

               The officers and directors of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors who are considered "interested persons" of T. Rowe Price as defined under
          Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

          All Funds

                            Independent Directors/Trustees

             DONALD W. DICK, JR., Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President-Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland;
          Address: P.O. Box 491, Chilmark, MA 02535-0491
          DAVID K. FAGIN, Chairman, Chief Executive Officer and Director, Golden Star Resources, Ltd.; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company;
          Address: One Norwest Center, 1700 Lincoln Street, Suite 1950, Denver, Colorado 80203
             HANNE M. MERRIMAN, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-1990) and












          PAGE 47
          Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.;
          Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington,
          D.C. 20016
             HUBERT D. VOS, President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409
             PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

                                       Officers

          HENRY H. HOPKINS, Vice President--Director and Managing Director,
          T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Rowe Price-Fleming International, Inc. and T. Rowe Price Retirement Plan Services, Inc.
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          J. JEFFREY LANG, Assistant Vice President--Assistant Vice President, T. Rowe Price
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

          Balanced Fund
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          RICHARD T. WHITNEY, President--Vice President of T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst












          STEPHEN W. BOESEL, Vice President--Managing Director, T. Rowe
          Price
          ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price
             JAMES A. C. KENNEDY III, Vice President and Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
          EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
             DONALD J. PETERS, Vice President--Vice President, T. Rowe
          Price; formerly (1993-    ) portfolio manager, Geewax Terker and
          Company
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President of Rowe Price-Fleming International, Inc. and T. Rowe Price Trust Company
          MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price

          Blue Chip Growth Fund
          LARRY J. PUGLIA, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          *THOMAS H. BROADUS, JR., Executive Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
          BRIAN W. H. BERGHUIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price
             JILL L. HAUSER, Vice President--Vice President, T. Rowe
          Price

             THOMAS J. HUBER, Vice President--Assistant Vice President, T. Rowe Price
             ROBERT W. SMITH, Vice President--Vice President, T. Rowe Price; formerly (1987-1992) Investment Analyst, Massachusetts Financial Services, Inc.; Boston, Massachusetts
          WILLIAM J. STROMBERG, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

          Capital Appreciation Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the












          Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *GEORGE A. ROCHE, Trustee--President, Chief Executive Officer, Chairman of the Board, and Managing Director, T. Rowe Price; Vice President and Director, Rowe Price-Fleming International,
          Inc.
             *M. DAVID TESTA, Vice President and Trustee--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          RICHARD P. HOWARD, President--Vice President of T. Rowe Price; Chartered Financial Analyst
          ARTHUR B. CECIL III, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          CHARLES A. MORRIS, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          CHARLES M. OBER, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst

          Capital Opportunity Fund
          *JOHN H. LAPORTE, JR., President and Director--Managing Director,
          T. Rowe Price; Chartered Financial Analyst
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
          T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          JOHN F. WAKEMAN, Executive Vice President--Vice President, T.
          Rowe Price
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          BRIAN W. H. BERGHUIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price
          LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

          Dividend Growth Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price












          PAGE 50
          Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
          T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, T. Rowe Price; Vice President and Director,
          T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
          WILLIAM J. STROMBERG, President--Vice President, T. Rowe Price
             BRIAN C. ROGERS, Executive Vice President--Director and
          Managing Director, T. Rowe Price; Chartered Financial Analyst
          ARTHUR B. CECIL III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
             STEPHANIE C. CLANCY, Vice President--Assistant Vice President,
          T. Rowe Price
             MICHAEL W. HOLTON, Vice President--Employee, T. Rowe Price,
          formerly (1995-    ) Research Analyst at Bowles, Hollowell,
          Conner and Company
          DONALD J. PETERS, Vice President--Vice President, T. Rowe Price;
          formerly (1993-    ) portfolio manager, Geewax Terker and
          Company
          LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
             DAVID J. WALLACK, Vice President--Vice President, T. Rowe
          Price

          Equity Income Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
          T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Trustee--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, T. Rowe Price; Vice President and Director,
          T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             BRIAN C. ROGERS, President--Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


   JAMES A. C. KENNEDY III, Trustee--Managing Director of T. Rowe
          Price; Chartered Financial Analyst
             *THOMAS H. BROADUS, JR., Vice President--Managing
          Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor
          ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price












          PAGE 51
          RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          WILLIAM J. STROMBERG, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price

          Equity Index Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
          RICHARD T. WHITNEY, President--Vice President, T. Rowe Price; Chartered Financial Analyst
             KRISTEN F. CULP, Executive Vice President--Assistant Vice President, T. Rowe Price
             DONALD J. PETERS, Vice President--Vice President, T. Rowe
          Price; formerly (1993-    ) portfolio manager, Geewax Terker and
          Company
          WENDY R. DIFFENBAUGH, Assistant Vice President--Assistant Vice President, T. Rowe Price

          Financial Services Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
          DANIEL M. THERIAULT, President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A.












          PAGE 52
          Levin & Co.
          ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price

          ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ANNA DOPKIN, Assistant Vice President--Employee, T. Rowe Price
             SUSAN J. KLEIN, Assistant Vice President--Employee, T. Rowe
          Price

          Growth & Income Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             *STEPHEN W. BOESEL, President and Director--Vice President, T. Rowe Price
             JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
          ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price ARTHUR B. CECIL III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
             DAVID M. LEE, Vice President--Assistant Vice President, T.
          Rowe Price, formerly (1993-    ) Marketing Representative at
          IBM
          GREGORY A. MCCRICKARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price RICHARD T. WHITNEY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price

          Growth Stock Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the












          PAGE 53
          Board, Price-Fleming; Vice Chairman of the Board, Chief
          Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor

             JAMES A. C. KENNEDY III, Vice President and Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
             ROBERT W. SMITH, President--Vice President, T. Rowe Price; formerly (1987-1992) Investment Analyst, Massachusetts Financial Services, Inc.; Boston, Massachusetts
             BRIAN W. H. BERGHUIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price;Chartered Financial Analyst
          CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          JAMES D. PREY III, Vice President--Vice President, T. Rowe Price DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          CAROL G. BARTHA, Assistant Vice President--Employee, T. Rowe
          Price


          Health Sciences Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          *JOHN H. LAPORTE, JR., Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
          JOSEPH KLEIN III, Executive Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          CHARLES PEPIN, Vice President--Assistant Vice President, T. Rowe Price; formerly (1990-1992) Corporate Finance Analyst, Piper Jaffray Inc.
          JAMES D. PREY III, Vice President--Vice President, T. Rowe Price
             DARRELL M. RILEY, Vice President--Employee, T. Rowe Price












          PAGE 54
          MICHAEL F. SOLA, Vice President--Employee, T. Rowe Price,
          formerly (1994-    ) Systems Analyst/Programmer at SRA
          Corporation
          ANDREW BHAK, Assistant Vice President--Employee, T. Rowe Price; formerly (1990-1995) Senior Healthcare Analyst, United States General Accounting Office

          Mid-Cap Equity Growth Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *JAMES A. C. KENNEDY III, Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
          *JOHN H. LAPORTE JR., Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          BRIAN W.H. BERGHUIS, Executive Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
             THOMAS J. HUBER, Vice President--Assistant Vice President, T. Rowe Price
          JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price CHARLES A. MORRIS, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price


          Mid-Cap Growth Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *JAMES A. C. KENNEDY III, Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
          *JOHN H. LAPORTE, JR., Director--Managing Director, T. Rowe












          PAGE 55
          Price; Chartered Financial Analyst
          BRIAN W. H. BERGHUIS, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
             THOMAS J. HUBER, Vice President--Assistant Vice President, T. Rowe Price
          ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price

          Mid-Cap Value Fund

          * *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          GREGORY A. McCRICKARD, President--Vice President, T. Rowe Price; Chartered Financial Analyst
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          PRESTON G. ATHEY, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARCY L. FISHER, Vice President--Vice President, T. Rowe Price JAMES A. C. KENNEDY III, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
             BRIAN C. ROGERS, Vice President--Director and Managing Director, T. Rowe Price; Chartered Financial Analyst
          DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price

          New America Growth Fund

          *JOHN H. LAPORTE, JR., President and Trustee--Managing Director of T. Rowe Price; Chartered Financial Analyst
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-












          PAGE 56
          Poulenc Rorer, Inc.
             *M. DAVID TESTA, Trustee--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice
          President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          BRIAN W. H. BERGHUIS, Executive Vice President--Vice President,
          T. Rowe Price; Chartered Financial Analyst
          GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
             THOMAS J. HUBER, Vice President----Assistant Vice President,
          T. Rowe Price
             KARA M. CHESEBY, Vice President--Vice President, T. Rowe
          Price, formerly (1996-    ) Vice President, Legg Mason Wood
          Walker
          CHARLES PEPIN, Vice President--Employee, T. Rowe Price
          STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price

          New Era Fund


             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *GEORGE A. ROCHE, Vice President--Chief Executive Officer, President, Chairman of the Board, and Managing Director, T. Rowe Price; Vice President and Director, Rowe Price-Fleming International, Inc.
             *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice
          President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             JAMES A. C. KENNEDY III, Vice President and Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
             CHARLES M. OBER, President--Vice President, T. Rowe Price; Chartered Financial Analyst
             DAVID J. WALLACK, Executive Vice President--Vice President, T. Rowe Price

          HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst












          PAGE 57
             DAVID M. LEE, Vice President--Assistant Vice President, T.
          Rowe Price
          ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price

          New Horizons Fund

          *JOHN H. LAPORTE, President and Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          PRESTON G. ATHEY, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          BRIAN W. H. BERGHUIS, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
             LISE J. BUYER, Vice President--Vice President, T. Rowe Price; formerly (4/91-4/92) PC Analyst, Cowen & Co.; Chartered Financial Analyst
          GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price MARCY L. FISHER, Vice President--Vice President, T. Rowe Price ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price JILL L. HAUSER, Vice President--Vice President, T. Rowe Price
             THOMAS J. HUBER, Vice President--Assistant Vice President, T. Rowe Price
          JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          CHARLES PEPIN, Vice President--Assistant Vice President, T. Rowe
          Price
             DARRELL M. RILEY, Vice President--Employee, T .Rowe Price STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price FRANCIES W. HAWKS, Assistant Vice President--Assistant Vice President of T. Rowe Price

             Small-Cap Stock Fund

          *JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director of T. Rowe Price; Chartered Financial Analyst












          PAGE 58
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice
          President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          GREGORY A. McCRICKARD, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          LISE J. BUYER, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARCY L. FISHER, Vice President--Assistant Vice President, T.
          Rowe Price
          JAMES A. C. KENNEDY III, Vice President--Managing Director of T. Rowe Price; Chartered Financial Analyst
          BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          RICHARD T. WHITNEY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

          Science & Technology Fund

          *JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director,
          T. Rowe Price; Chartered Financial Analyst
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice
          President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          CHARLES A. MORRIS, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
             LISE J. BUYER, Vice President--Vice President, T. Rowe Price; formerly (4/91-4/92) PC Analyst, Cowen & Co.; Chartered Financial Analyst
          GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price MARCY L. FISHER, Vice President--Vice President, T. Rowe Price ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price












          PAGE 59
          JILL L. HAUSER, Vice President--Vice President, T. Rowe Price JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price;Chartered Financial Analyst
          JAMES D. PREY III, Vice President--Vice President, T. Rowe Price
             MICHAEL F. SOLA, Vice President--Employee, T. Rowe Price,
          formerly (1994-    ) Systems Analyst/Programmer at SRA
          Corporation
          BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

          Small-Cap Value Fund

          *JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director of T. Rowe Price; Chartered Financial Analyst
             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice
          President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             JAMES A. C. KENNEDY III, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst

          PRESTON G. ATHEY, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ROBERT J. MARCOTTE, Vice President--Employee, T. Rowe Price GREGORY A. MCCRICKARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
             LAUREN A. ROMEO, Vice President--Employee, T. Rowe Price, Chartered Financial Analyst
          DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          FRANCIES W. HAWKS, Assistant Vice President--Assistant Vice President of T. Rowe Price

          Value Fund

             *JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.












          PAGE 60
             *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          BRIAN C. ROGERS, President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          STEPHEN W. BOESEL, Vice President--Vice President, T. Rowe Price

          STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price
          RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
             Kara M. Cheseby, Vice President--Vice President, T. Rowe
          Price, formerly (1996-    ) Vice President, Legg Mason Wood
          Walker
          NATHANIEL S. LEVY, Vice President--Vice President, T. Rowe Price ROBERT W. SMITH, Vice President--Vice President, T. Rowe Price; formerly (1987-1992) Investment Analyst, Massachusetts Financial Services, Inc., Boston, Massachusetts
          DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price


                                  COMPENSATION TABLE

               The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/trustee of a Fund who is an officer or employee of T. Rowe Price does not receive any remuneration from the Fund.
          _________________________________________________________________
                                                  Total Compensation
                                  Aggregate         from Fund and
           Name of               Compensation        Fund Complex
           Person,                   from              Paid to
          Position                 Fund(a)           Directors(b)
          _________________________________________________________________
          Balanced Fund

          Leo C. Bailey(c)         $  512               $42,083
          Director

          Donald W. Dick, Jr.,      1,563                72,917
          Director

          David K. Fagin,           2,331                59,167
          Director

          Addison Lanier(c)           512                42,083
          Director













          PAGE 61
          John K. Major(c)            883                34,167
          Director

          Hanne M. Merriman,        2,331                59,167
          Director

          Hubert D. Vos,            2,331                59,167
          Director

          Paul M. Wythes,           1,772                69,667
          Director
          _________________________________________________________________
          Blue Chip Growth Fund

          Leo C. Bailey(c)         $  281               $42,083
          Director

          Donald W. Dick, Jr.,      1,140                72,917
          Director

          David K. Fagin,           1,280                59,167
          Director

          Addision Lanier(c)          281                42,083
          Director

          John K. Major(c)            370                34,167
          Director

          Hanne M. Merriman,        1,280                59,167
          Director

          Hubert D. Vos,            1,280                59,167
          Director

          Paul M. Wythes,           1,188                69,667
          Director
          _________________________________________________________________
          Capital Appreciation Fund

          Leo C. Bailey(c)         $  599               $42,083
          Director

          Donald W. Dick, Jr.,      1,693                72,917
          Director

          David K. Fagin,           2,646                59,167
          Director

          Addision Lanier(c)          599                42,083
          Director

          John K. Major(c)          1,078                34,167












          PAGE 62
          Director

          Hanne M. Merriman,        2,646                59,167
          Director

          Hubert D. Vos,            2,646                59,167
          Director

          Paul M. Wythes,           1,971                69,667
          Director
          _________________________________________________________________
          Capital Opportunity Fund

          Leo C. Bailey(c)         $  241               $42,083
          Director

          Donald W. Dick, Jr.,      1,026                72,917
          Director

          David K. Fagin,           1,024                59,167
          Director

          Addision Lanier(c)          241                42,083
          Director

          John K. Major(c)            280                34,167
          Director

          Hanne M. Merriman,        1,024                59,167
          Director

          Hubert D. Vos,            1,024                59,167
          Director

          Paul M. Wythes,           1,046                69,667
          Director
          _________________________________________________________________
          Dividend Growth Fund

          Leo C. Bailey(c)         $  248               $42,083
          Director

          Donald W. Dick, Jr.,      1,041                72,917
          Director

          David K. Fagin,           1,043                59,167
          Director

          Addision Lanier(c)          248                42,083
          Director

          John K. Major(c)            297                34,167
          Director












          PAGE 63
          Hanne M. Merriman,        1,043                59,167
          Director

          Hubert D. Vos,            1,043                59,167
          Director

          Paul M. Wythes,           1,068                69,667
          Director
          _________________________________________________________________
          Equity Income Fund

          Leo C. Bailey(c)         $1,876               $42,083
          Trustee

          Donald W. Dick, Jr.,      4,805                72,917
          Trustee

          David K. Fagin,           7,418                59,167
          Trustee

          Addision Lanier(c)        1,876                42,083
          Trustee

          John K. Major(c)          1,876                34,167
          Trustee

          Hanne M. Merriman,        7,418                59,167
          Trustee

          Hubert D. Vos,            7,418                59,167
          Trustee

          Paul M. Wythes,           4,805                69,667
          Trustee
          _________________________________________________________________
          Equity Index Fund

          Leo C. Bailey(c)         $  430               $42,083
          Director

          Donald W. Dick, Jr.,      1,437                72,917
          Director

          David K. Fagin,           2,029                59,167
          Director

          Addision Lanier(c)          430                42,083
          Director

          John K. Major(c)            701                34,167
          Director

          Hanne M. Merriman,        2,029                59,167












          PAGE 64
          Director

          Hubert D. Vos,            2,029                59,167
          Director

          Paul M. Wythes,           1,587                69,667
          Director
          _________________________________________________________________
          Financial Services Fund

          Donald W. Dick, Jr.,       $249               $72,917
          Director

          David K. Fagin,             249                59,167
          Director

          Hanne M. Merriman,          249                59,167
          Director

          Hubert D. Vos,              249                59,167
          Director

          Paul M. Wythes,             249                69,667
          Director
          _________________________________________________________________
          Growth & Income Fund

          Leo C. Bailey(c)         $1,020               $42,083
          Director

          Donald W. Dick, Jr.,      2,581                72,917
          Director

          David K. Fagin,           4,686                59,167
          Director

          Addision Lanier(c)        1,020                42,083
          Director

          John K. Major(c)          1,876                34,167
          Director

          Hanne M. Merriman,        4,686                59,167
          Director

          Hubert D. Vos,            4,686                59,167
          Director

          Paul M. Wythes,           3,052                69,667
          Director
          _________________________________________________________________
          Growth Stock Fund













          PAGE 65
          Leo C. Bailey(c)         $1,476               $42,083
          Director

          Donald W. Dick, Jr.,      3,417                72,917
          Director

          David K. Fagin,           5,441                59,167
          Director

          Addision Lanier(c)        1,476                42,083
          Director

          John K. Major(c)          1,876                34,167
          Director

          Hanne M. Merriman,        5,441                59,167
          Director

          Hubert D. Vos,            5,441                59,167
          Director

          Paul M. Wythes,           3,681                69,667
          Director
          _________________________________________________________________
          Mid-Cap Equity Growth Fund

          Donald W. Dick, Jr.,       $416                72,917
          Director

          David K. Fagin,             417                59,167
          Director

          Hanne M. Merriman,          417                59,167
          Director

          Hubert D. Vos,              417                59,167
          Director

          Paul M. Wythes,             416                69,667
          Director
          _________________________________________________________________
          Mid-Cap Growth Fund

          Leo C. Bailey(c)         $  354               $42,083
          Director

          Donald W. Dick, Jr.,      1,366                72,917
          Director

          David K. Fagin,           1,858                59,167
          Director

          Addision Lanier(c)          354                42,083












          PAGE 66
          Director

          John K. Major(c)            529                34,167
          Director

          Hanne M. Merriman,        1,858                59,167
          Director

          Hubert D. Vos,            1,858                59,167
          Director

          Paul M. Wythes,           1,454                69,667
          Director
          _________________________________________________________________
          Mid-Cap Value Fund

          Donald W. Dick, Jr.,       $421                72,917
          Director

          David K. Fagin,             427                59,167
          Director

          Hanne M. Merriman,          427                59,167
          Director

          Hubert D. Vos,              427                59,167
          Director

          Paul M. Wythes,             422                69,667
          Director
          _________________________________________________________________
          New America Growth Fund

          Leo C. Bailey(c)         $  685               $42,083
          Trustee

          Donald W. Dick, Jr.,      1,929                72,917
          Trustee

          David K. Fagin,           3,250                59,167
          Trustee

          Addision Lanier(c)          685                42,083
          Trustee

          John K. Major(c)          1,268                34,167
          Trustee

          Hanne M. Merriman,        3,250                59,167
          Trustee

          Hubert D. Vos,            3,250                59,167
          Trustee












          PAGE 67
          Paul M. Wythes,           2,256                69,667
          Trustee
          _________________________________________________________________
          New Era Fund

          Leo C. Bailey(c)         $  721               $42,083
          Director

          Donald W. Dick, Jr.,      1,974                72,917
          Director

          David K. Fagin,           3,314                59,167
          Director

          Addision Lanier(c)          721                42,083
          Director

          John K. Major(c)          1,317                34,167
          Director

          Hanne M. Merriman,        3,314                59,167
          Director

          Hubert D. Vos,            3,314                59,167
          Director

          Paul M. Wythes,           2,297                69,667
          Director
          _________________________________________________________________
          New Horizons Fund

          Leo C. Bailey(c)         $1,560               $42,083
          Director

          Donald W. Dick, Jr.,      3,787                72,917
          Director

          David K. Fagin,           6,146                59,167
          Director

          Addision Lanier(c)        1,560                42,083
          Director

          John K. Major(c)          1,876                34,167
          Director

          Hanne M. Merriman,        6,146                59,167
          Director

          Hubert D. Vos,            6,146                59,167
          Director

          Paul M. Wythes,           4,035                69,667












          PAGE 68
          Director
          _________________________________________________________________
          Small-Cap Stock Fund

          Leo C. Bailey(c)         $  333               $42,083
          Director

          Donald W. Dick, Jr.,      1,204                72,917
          Director

          David K. Fagin,           1,457                59,167
          Director

          Addision Lanier(c)          333                42,083
          Director

          John K. Major(c)            486                34,167
          Director

          Hanne M. Merriman,        1,457                59,167
          Director

          Hubert D. Vos,            1,457                59,167
          Director

          Paul M. Wythes,           1,293                69,667
          Director
          _________________________________________________________________
          Science & Technology Fund

          Leo C. Bailey(c)         $1,309               $42,083
          Director

          Donald W. Dick, Jr.,      3,191                72,917
          Director

          David K. Fagin,           5,381                59,167
          Director

          Addision Lanier(c)        1,309                42,083
          Director

          John K. Major(c)          1,876                34,167
          Director

          Hanne M. Merriman,        5,381                59,167
          Director

          Hubert D. Vos,            5,381                59,167
          Director

          Paul M. Wythes,           3,545                69,667
          Director












          PAGE 69
          _________________________________________________________________
          Small-Cap Value Fund

          Leo C. Bailey(c)         $  658               $42,083
          Director

          Donald W. Dick, Jr.,      1,871                72,917
          Director

          David K. Fagin,           3,108                59,167
          Director

          Addision Lanier(c)          658                42,083
          Director

          John K. Major(c)          1,205                34,167
          Director

          Hanne M. Merriman,        3,108                59,167
          Director

          Hubert D. Vos,            3,108                59,167
          Director

          Paul M. Wythes,           2,178                69,667
          Director
          _________________________________________________________________
          Value Fund

          Leo C. Bailey(c)         $  235               $42,083
          Director

          Donald W. Dick, Jr.,      1,011                72,917
          Director

          David K. Fagin,             987                59,167
          Director

          Addision Lanier(c)          235                42,083
          Director

          John K. Major(c)            267                34,167
          Director

          Hanne M. Merriman,          987                59,167
          Director

          Hubert D. Vos,              987                59,167
          Director

          Paul M. Wythes,           1,027                69,667
          Director













          PAGE 70
          (a) Amounts in this Column are based on accrued compensation for calendar year 1996.
          (b) Amounts in this column are based on compensation received from January 1, 1996 to December 31, 1996. The T. Rowe Price complex included 76 funds as of December 31, 1996.
          (c) Messrs. Bailey, Lanier, and Major retired from their positions with the Funds in April 1996.

          All Funds

               The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


                           PRINCIPAL HOLDERS OF SECURITIES

               As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

               As of March 31, 1997, the following shareholders beneficially owned more than 5% of the outstanding shares of the Growth Stock, New Era, New Horizons and Growth & Income Funds:
          Pirateline & Co., FBO Spectrum Growth Fund Acct., Attn.: Mark White, State Street Bank & Trust Co., 1776 Heritage Drive - 4W, North Quincy, Massachusetts 02171-2197; Blue Chip Growth, Capital Appreciation, Dividend Growth, Mid-Cap Growth, New Era, Small-Cap Value and Science & Technology Funds: Charles Schwab & Co. Inc., Reinvest. Account, Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122; Small-Cap Stock
          Fund: Sigler & Co. of Smithsonian Inst., Wellington Trust Co., RD7 9866-77, Attn.: Jasmine Felix, 4 New York Plaza, 4th Floor, New York, New York 10004-2413; Mid-Cap Equity Growth Fund:
          Mercantile Bank of St. Louis, Attn.: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, Missouri 63166-0387; Atlantic Trust Company NA, Attn.: Nominee Account, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; Conref & Company, c/o Mercantile Bank of St. Louis, Attn.: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, Missouri 63166-0387; Wentworth-Douglass Hospital, Attn.: Rayna Feldman, 789 Central Avenue, Dover, New Hampshire 03820-2589.


                            INVESTMENT MANAGEMENT SERVICES

          Services

               Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T.












          PAGE 71
          Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

               The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          All Funds, Except Equity Index and Mid-Cap Equity Growth Funds

          Management Fee

               The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

               The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                     Price Funds'
                                Annual Group Base Fee
                            Rate for Each Level of Assets

                              0.480%      First $1 billion












          PAGE 72
                              0.450%      Next $1 billion
                              0.420%      Next $1 billion
                              0.390%      Next $1 billion
                              0.370%      Next $1 billion
                              0.360%      Next $2 billion
                              0.350%      Next $2 billion
                              0.340%      Next $5 billion
                              0.330%      Next $10 billion
                              0.320%      Next $10 billion
                              0.310%      Next $16 billion
                              0.305%      Next $30 billion
                              0.300%      Thereafter

               For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding T. Rowe Price Equity Index Fund and T. Rowe Price Spectrum Fund, Inc. and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

               The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees for each Fund are listed in the chart below:

                                                 Individual Fund Fees

          Balanced Fund                                  0.15%
          Blue Chip Growth Fund                          0.30%
          Capital Appreciation Fund                      0.30%*
          Capital Opportunity Fund                       0.45%
          Dividend Growth Fund                           0.20%
          Equity Income Fund                             0.25%
          Equity Index Fund                              0.20%
          Financial Services Fund                        0.35%
          Growth & Income Fund                           0.25%
          Growth Stock Fund                              0.25%
          Health Sciences Fund                           0.35%
          Mid-Cap Growth Fund                            0.35%
          Mid-Cap Value Fund                             0.35%
          New America Growth Fund                        0.35%
          New Era Fund                                   0.25%
          New Horizons Fund                              0.35%
             Small-Cap Stock Fund                        0.45%












          PAGE 73
          Science & Technology Fund                      0.35%
          Small-Cap Value Fund                           0.35%
          Value Fund                                     0.35%

          *Subject to Performance Adjustment (please see page __).

               The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during the last three years:


          Fund                        1996          1995          1994

          Balanced                $3,765,000    $2,778,000    $1,969,227
          Blue Chip Growth         1,924,000       534,000        76,000
          Capital Appreciation     4,218,000     4,940,000     4,161,612
          Capital Opportunity        890,000       134,000            **
          Dividend Growth            754,000       357,000       107,000
          Equity Income           37,762,000    24,358,000    17,847,000
          Equity Index               925,000       498,000       156,349
          Financial Services              **             *             *
          Growth & Income         12,048,000     8,195,000     5,984,000
          Growth Stock            17,848,000    14,222,000    11,981,872
          Health Sciences            750,000             *             *
          Mid-Cap Equity Growth           **             *             *
          Mid-Cap Growth           4,390,000     1,234,000       545,000
          Mid-Cap Value               22,000             *             *
          New America Growth       8,648,000     5,554,000     4,395,000
          New Era                  7,559,000     6,218,000     5,272,000
          New Horizons            25,875,000    15,035,000    11,402,554
          Small-Cap Stock          2,619,000     1,897,000     1,534,235
          Science & Technology    19,792,000    11,393,000     4,467,208
          Small-Cap Value          8,187,000     4,262,000     3,047,508
          Value                      748,000        19,000            **

          *  Prior to commencement of operations.
          ** Due to each Fund's expense limitation in effect at that time, no management fees were paid by the Funds to T. Rowe Price.



             The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

          Balanced, Blue Chip Growth, Capital Opportunity, Dividend Growth, Equity Index, Financial Services, Health Sciences, Mid-Cap Equity Growth, Mid-Cap Growth, Mid-Cap Value, and Value Funds

             The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the












          PAGE 74
          indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.


                             Expense
                           Limitation         Ratio     Reimbursement
           Fund              Period        Limitation       Date
          _______         ____________     ___________  _____________


          Blue Chip
           Growth(a)       January 1, 1995-    1.25%     December 31, 1998
                           December 31, 1996
          Capital
           Opportunity     November 30, 1994-  1.35%     December 31, 1998
                           December 31, 1996
          Dividend
           Growth(b)       January 1, 1995-    1.10%     December 31, 1998
                           December 31, 1996
          Equity Index(c)  January 1, 1996-    0.40%     December 31, 1999
                           December 31, 1997
          Financial
          Services         September 30, 1996- 1.25%     December 31, 2000
                           December 31, 1998
          Health Sciences  December 29, 1995-  1.35%     December 31, 1999
                           December 31, 1997
          Mid-Cap Equity
          Growth           July 31, 1996-      0.85%     December 31, 1999
                           December 31, 1997
          Mid-Cap Growth   January 1, 1994-    1.25%     December 31, 1997
                           December 31, 1995
          Mid-Cap Value    June 28, 1996-      1.25%     December 31, 1999
                           December 31, 1997
          Value            September 30,1994-  1.10%     December 31, 1998
                           December 31, 1996

          (a) The Blue Chip Growth Fund previously operated under a 1.25% limitation that expired December 31, 1994. The reimbursement period for this limitation extends through December 31, 1996.
          (b) The Dividend Growth Fund previously operated under a 1.00% limitation that expired December 31, 1994. The reimbursement period for this limitation extends through December 31, 1996.
          (c) The Equity Index Fund previously operated under a 0.45% limitation that expired December 31, 1995. The reimbursement period for this limitation extends through December 31, 1997.

          Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with












          PAGE 75
          respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

               Pursuant to the Health Sciences Fund's current expense limitation, $101,000 of management fees were not accrued by the Fund for the year ended December 31, 1996.

               Pursuant to the Blue Chip Growth Fund's current and previous expense limitation, $214,000 of unaccrued fees and expenses were repaid during the year ended December 31, 1996.

               Pursuant to the Dividend Growth Fund's previous expense limitation, $174,000 of unaccrued 1993-94 fees and expenses were repaid by the Fund for the year ended December 31, 1996. Additionally, $5,000 of unaccrued management fees related to the current expense limitation are subject to reimbursement through December 31, 1998.

               Pursuant to the Equity Index Fund's current expense limitation, $370,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $445,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through December 31, 1997.

               Pursuant to Capital Opportunity Fund's expense limitation that expired on December 31, 1996, $1,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $156,000 of unaccrued 1994-95 fees and expenses are subject to reimbursement through December 31, 1998.

               Pursuant to the Value Fund's current expense limitation, $35,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $202,000 of unaccrued 1994-95 fees and expenses are subject to reimbursement through December 31, 1998.

               Pursuant to the Mid-Cap Growth Fund's previous expense limitation, $58,000 of unaccrued management fees were repaid during the year ended December 31, 1996.

               Pursuant to the Mid-Cap Equity Growth Fund's current expense limitation, $14,000 of management fees and $34,000 of expenses were not accrued by the fund for the year ended December 31, 1996 and are subject to reimbursement through December 31, 1999.

               Pursuant to the Mid-Cap Value Fund's current expense limitation, $78,000 of management fees were not accrued by the fund for the year ended December 31, 1996 and are subject to reimbursement through December 31, 1999.













          PAGE 76
               Pursuant to the Financial Services Fund's current expense limitation, $24,000 of management fees were not accrued by the fund for the year ended December 31, 1996 and $2,000 of other expenses were borne by the manager.

          Capital Appreciation Fund

          Management Fee

               The Fund pays T. Rowe Price a fee ("Fee") which consists of three components: a Group Management Fee ("Group Fee"), an Individual Fund Fee ("Fund Fee") and a performance fee adjustment ("Performance Fee Adjustment") based on the performance of the Fund relative to the Standard & Poor's 500 Stock Index (the "Index"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below. The performance adjustment for the year ended December 31, 1996, decreased management fees by $1,530,000.

               The Monthly Group Fee and Monthly Fund Fee are combined (the "Combined Fee") and are subject to a downward Performance Fee Adjustment until October 31, 1998, depending on the total return investment performance of the Fund relative to the total return performance of the Standard & Poor's 500 Stock Composite Index (the "Index") during the previous thirty-six (36) months. Effective November 1, 1998, there will be no Performance Fee Adjustment. The Performance Fee adjustment is computed as of the end of each month and if any adjustment results, is subtracted from the Combined Fee. No Performance Fee Adjustment is made to the Combined Fee unless the investment performance ("Investment Performance") of the Fund (stated as a percent) is exceeded by the investment record ("Investment Record") of the Index (stated as a percent) by at least one full point. (The difference between the Investment Performance and Investment Record will be referred to as the Investment Performance Differential.) The Performance Fee Adjustment for any month is calculated by multiplying the rate of the Performance Fee Adjustment ("Performance Fee Adjustment") (as determined below) achieved for the 36-month period, times the average daily net assets of the Fund for such 36-month period and dividing the product by 12.
          The Performance Fee Adjustment Rate is calculated by multiplying the Investment Performance Differential (rounded downward to the nearest full point) times a factor of .02%. Regardless of the Investment Performance Differential, the Performance Fee Adjustment Rate shall not exceed (.30)%. the same period.


                                       Example

               For example, if the Investment Performance Differential was (11.6), it would be rounded to (11). The
               Investment Performance Differential of (11) would be












          PAGE 77
               multiplied by .02% to arrive at the Performance Fee Adjustment Rate of (.22)%. The (.22)% Performance Fee Adjustment Rate would be multiplied by the fraction of 1/12 and that product would be multiplied by the Fund's average daily net assets for the 36-month period to arrive at the Performance Fee Adjustment.

               The computation of the Investment Performance of the Fund and the Investment Record of the Index will be made in accordance with Rule 205-1 under the Investment Advisers Act of 1940 or any other applicable rule as, from time to time, may be adopted or amended. These terms are currently defined as follows:

               The Investment Performance of the Fund is the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an exdividend date occurring within the period; and (iii) the per share amount of any capital gains taxes paid or accrued during such period by the Fund for undistributed, realized long-term capital gains.

               The Investment Record of the Index is the sum of: (i) the change in the level of the Index during the period; and (ii) the value, computed consistently with the Index, of cash distributions having an exdividend date occurring within the period made by companies whose securities comprise the Index.

          Management Fee

          Equity Index Fund


               The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.20% of the average daily net asset value of the Fund.

          Mid-Cap Equity Growth Fund

               The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the Fund.

          Equity Income, Growth & Income, Growth Stock, New Era, and New Horizons Funds

          T. Rowe Price Spectrum Fund, Inc. The Funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, T. Rowe Price Services, Inc. and various other T. Rowe Price funds which, along with the Fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").













          PAGE 78
               The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

          All Funds

                                 DISTRIBUTOR FOR FUND

               T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as the Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

               Investment Services is located at the same address as the Fund and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

               Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

               The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

               Investment Services acts as the agent of the Fund in












          PAGE 79
          connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.

          All Funds

                                      CUSTODIAN

               State Street Bank and Trust Company is the custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. The Fund (other than Equity Index Fund) has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the Fund's Board of Directors/Trustees in accordance with regulations under the

          Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

                                 SHAREHOLDER SERVICES

               The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.

                                    CODE OF ETHICS

               The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the












          PAGE 80
          proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.


                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion

               Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

          How Brokers and Dealers are Selected

               Equity Securities

               In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

               Fixed Income Securities

               Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the












          PAGE 81
          bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

               With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

          How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions Paid

               On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

          Description of Research Services Received from Brokers and
          Dealers

               T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

               Research services received from brokers and dealers are












          PAGE 82
          supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

               T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
          Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
          T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

          Commissions to Brokers who Furnish Research Services

               Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
          Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.













          PAGE 83
          Internal Allocation Procedures

               T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

               Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

          Miscellaneous

               T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

               From time to time, orders for clients may be placed through a computerized transaction network.

               The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.













          PAGE 84
               Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

          Trade Allocation Policies

               T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).

               To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
          T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten












          PAGE 85
          offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

          Transactions with Related Brokers and Dealers

               As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.



     The Board of Directors/Trustees of the Fund has authorized
          T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to
          Section 17(e) of the Investment Company Act of 1940, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

          Other

               For the years 1996, 1995, and 1994, the total brokerage commissions paid by each Fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in












          PAGE 86
          connection with the management of each Fund, or, in some cases, to each Fund, was as shown below.

                            1996              1995             1994

           Fund     Commissions   %     Commissions    %   Commissions  %

          Balanced    292,325    13.0%  $392,293.25  14.8%  $258,006  18.1%
          Blue Chip
           Growth     748,661    34.6%   420,930.75  10.3%   219,539  11.9%
          Capital
           Apprec-
           iation     886,009    46.6% 1,922,697.14  32.4%   828,822  67.4%
          Capital
           Oppor-
           tunity     764,518    38.7%   528,726.58  24.6%     7,857   7.2%
          Dividend
           Growth     478,131    28.6%   373,297.65   9.6%   294,479  15.9%
          Equity
           Income   6,912,071    59.2% 4,193,326.16  43.2% 4,511,187  48.4%
          Growth &
           Income   1,874,214    42.7% 1,431,193.83  44.7% 2,550,364  23.7%
          Growth
           Stock1,396,425,035     0.2% 4,769,565.10  42.6% 4,002,616  51.6%
          Equity
           Index       37,146     0.0%    98,198.06   0.1%    21,198  3.27%
          Financial
           Services    60,862    10.5%         *         *         *      *
          Health
           Sciences 1,488,623    20.4%         *         *         *      *
          Mid-Cap
           Equity
           Growth      24,079    12.0%         *         *         *      *
          Mid-Cap
           Growth   3,149,050    27.9%   924,702.44  16.5%   349,991  30.8%
          Mid-Cap
           Value       92,359    17.0%         *         *         *      *
          New America
           Growth   1,344,080    31.6% 3,605,674.73  16.1% 1,646,550  23.7%
          New Era   2,500,868    45.2% 1,259,196.48  42.7% 1,863,739  35.8%
          New
           Horizons15,900,960     6.5% 8,729,848.09   9.1% 5,246,463  10.0%
          Small-Cap
           Stock    1,044,665     5.5%   873,954.17   7.5%   584,525   4.6%
          Science &
           Tech-
           nology   5,713,825    39.1% 4,766,170.90  18.5% 1,272,479  45.4%
          Small-Cap
           Value    1,289,012    31.8% 1,321,168.10  14.4%   512,452 26.28%
          Value       780,033    57.4%   270,118.81  32.3%    30,478  14.9%

          * Prior to commencement of operations.













          PAGE 87
               On December 31, 1996, the Equity Index Fund held common stock of the following regular brokers or dealers of the Fund:
          Bankers Trust New York, Citicorp, Merrill Lynch, J.P. Morgan, Chemical Bank, and Household International respectively, with a value of $1,002,000, $6,837,000, $1,896,000, $2,569,000, and
          1,262,000 respectively. In 1996, Bankers Trust New York, Citicorp, Merrill Lynch, J.P. Morgan, Chemical Bank, and Household International were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Growth & Income Fund held common stocks of the following regular broker dealers of the Fund: Bear Stearns and Household International, respectively, with a value of $16,336,000, and $30,504,000 respectively. The Fund also held medium-term notes of Morgan Stanley with a value of $10,003,000. In 1996, Bear Stearns, Household International, and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Small-Cap Value Fund held commercial paper of Morgan Stanley Group with a value of $7,002,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Dividend Growth Fund held medium-term notes of Morgan Stanley Group with a value of $1,000,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Capital Appreciation Fund held commercial paper of Morgan Stanley Group with a value of $10,003,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Small-Cap Stock Fund held commercial paper of Morgan Stanley Group with a value of $2,001,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Equity Income Fund held common stock of the following regular broker dealers of the Fund:
          Bankers Trust, Chemical Bank, and J.P. Morgan, respectively, with a value of $41,331,000, $0, and $82,981,000, respectively. The
          Fund also held medium-term notes of GMAC and the Morgan Stanley Group, with a value of $7,002,000 and $31,455,000, respectively. In 1996, Bankers Trust, Chemical Bank, J.P. Morgan, GMAC, and Morgan Stanley Group were among the Fund's regular brokers or












          PAGE 88
          dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Balanced Fund held common stock of J.P. Morgan with a value of $1,953,000. The Fund also held a bond of Lehman Brothers Holding with a value of $1,615,000. The Fund also held commercial paper of Morgan Stanley Group with a value of $5,006,000. In 1996, J.P. Morgan, Lehman Brothers Holding, and the Morgan Stanley Group were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               The portfolio turnover rate for each Fund for the years ended 1996, 1995, and 1994, was as follows:

           Fund                         1996         1995         1994

          Balanced                      22.3%        12.6%        33.3%
          Blue Chip Growth              26.3%        38.1%        75.0%
          Capital Appreciation          44.2%        47.0%        43.6%
          Capital Opportunity          107.3%       136.9%       134.5%
          Dividend Growth               43.1%        56.1%        71.4%
          Equity Income                 25.0%        21.4%        36.3%
          Equity Index                   1.3%         1.3%         1.3%
          Financial Services             5.6%*       **           **
          Growth & Income               13.5%        26.2%        25.6%
          Growth Stock                  49.0%        42.5%        54.0%
          Health Sciences              133.1%        **           **
          Mid-Cap Equity Growth         31.3%*       **           **
          Mid-Cap Growth                38.1%        57.5%        48.7%
          Mid-Cap Value                  3.9%*       **           **
          New America Growth            36.7%        56.2%        31.0%
          New Era                       28.6%        22.7%        24.7%
          New Horizons                  41.4%        55.9%        44.3%
          Small-Cap Stock               31.1%        57.8%        41.9%
          Science & Technology         125.6%       130.3%       113.3%
          Small-Cap Value               15.2%        18.1%        21.4%
          Value                         68.0%        89.7%        30.8%

          *  Annualized.
          ** Prior to commencement of operations.

          All Funds

                                PRICING OF SECURITIES

               Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the












          PAGE 89
          mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

               Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

               For purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

               Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.

          All Funds

                              NET ASSET VALUE PER SHARE

               The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

               Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension












          PAGE 90
          for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or
          (d) exist.


                             DIVIDENDS AND DISTRIBUTIONS

               Unless you elect otherwise, the Fund's annual dividend and capital gain distribution, if any, and final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index, Growth & Income, Mid-Cap Value, and Value Funds) will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS

               The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

               A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

               At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On December 31, 1996, the books of each Fund indicated that each Fund's aggregate net assets included undistributed net income, net realized capital gains or losses, and unrealized appreciation or depreciation which are listed below.



                                                 Net Realized
                                Undistributed    Capital Gain   Unrealized
            Fund                  Net Income       (Losses)    Appreciation













          PAGE 91
          Balanced              $  479,605       $  988,176 $  165,264,889
          Blue Chip Growth             -0-        1,809,910     85,179,920
          Capital Appreciation     363,581       19,106,692    149,382,190
          Capital Opportunity          -0-        1,017,759     14,827,525
          Dividend Growth              -0-        3,203,747     34,752,830
          Equity Income          1,983,703      151,781,728  1,627,204,000
          Equity Index                 -0-        4,023,968    204,489,336
          Financial Services           -0-              -0-      1,184,982
          Growth & Income        1,197,947        4,825,908    745,309,119
          Growth Stock             161,050       30,164,090  1,324,077,291
          Health Sciences              -0-          408,636      5,004,666
          Mid-Cap Equity               -0-           57,907        532,169
          Mid-Cap Growth               -0-        6,341,881    148,411,029
          Mid-Cap Value             19,634         (14,294)      5,043,874
          New America Growth           -0-       29,107,180    430,949,361
          New Era                      -0-       15,417,132    464,688,120
          New Horizons                 -0-     (17,232,407)  1,266,666,244
          Small-Cap Stock           23,101        9,648,365     94,813,776
          Science & Technology         -0-       14,105,432    555,199,263
          Small-Cap Value           40,475       19,156,306    342,576,379
          Value                        -0-        2,817,864     17,037,654

               If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

          Taxation of Foreign Shareholders

               The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

          All Funds, Except Equity Index Fund

               To the extent the Fund invests in foreign securities, the following would apply:

          Passive Foreign Investment Companies

               The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment












          PAGE 92
          companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the funds expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such funds. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

               In accordance with tax regulations, the Fund intends to treat these securities as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

          Foreign Currency Gains and Losses

               Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

          All Funds

                                INVESTMENT PERFORMANCE

          Total Return Performance

               The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                       Cumulative Performance Percentage Change












          PAGE 93

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  12/31/96 12/31/96   12/31/96    12/31/96


          S & P 500                 22.96   103.05     314.28
          Dow Jones
           Industrial Average       28.88   132.65     366.13
          CPI                        3.65    15.37      43.98


          Balanced Fund             14.57    71.09     184.22    28,585.93
                                                             (12/31/39)





          Blue Chip Growth Fund     27.75   N/A        N/A          103.02
                                                              (6/30/93)

          Capital Appreciation Fund 16.82    87.99     251.25       281.11
                                                              (6/30/86)



          Capital Opportunity Fund  16.76   N/A        N/A           78.41
                                                             (11/30/94)



          Dividend Growth Fund      25.36   N/A        N/A          101.47
                                                             (12/31/92)

          Equity Income Fund        20.40   119.97     286.01       438.33
                                                             (10/31/85)



          Equity Index Fund         22.65    99.32     N/A          158.34
                                                              (3/30/90)



          Growth & Income Fund      25.64   113.97     257.36       544.47
                                                             (12/21/82)



          Growth Stock Fund         21.70    96.96     247.90    16,900.01
                                                              (4/11/50)


          Mid-Cap Growth Fund       24.84   N/A        N/A          177.44












          PAGE 94
                                                              (6/30/92)



          New America Growth Fund   20.01   106.90     336.86       492.08
                                                              (9/30/85)



          New Era Fund              24.25    85.78     214.24     1,699.77
                                                              (1/20/69)



          New Horizons Fund         17.03   146.18     352.34     6,628.27
                                                               (6/3/60)


          Small-Cap Stock Fund      21.05   118.70     219.48    23,328.87
                                                               (6/1/56)

          Science & Technology Fund 14.23   203.52     N/A          516.07
                                                              (9/30/87)



          Small-Cap Value Fund      24.61   136.78     N/A          220.15
                                                              (6/30/88)



          Value Fund                28.51   N/A        N/A           85.29
                                                              (9/30/94)



          Health Sciences Fund      26.75   N/A        N/A           26.75
                                                             (12/29/95)



          Financial Services Fund  N/A      N/A        N/A           13.40
                                                              (9/30/96)



          Mid-Cap Value Fund       N/A      N/A        N/A            6.30
                                                              (6/30/96)



          Mid-Cap Equity
           Growth Fund             N/A      N/A        N/A           16.10












          PAGE 95
                                                              (7/31/96)



          * Since 12/31/82




























































          PAGE 96
                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  12/31/96 12/31/96   12/31/96    12/31/96

          S&P 500                   22.96%   15.22%     15.27%
          Dow Jones
           Industrial Avg.          28.88    18.40      16.64
          CPI                        3.65     2.90       3.71

          Balanced Fund             14.57    11.34      11.01      10.44
                                                           (12/31/39)


          Blue Chip Growth Fund     27.75   N/A        N/A         22.41
                                                            (6/30/93)
          Capital Appreciation
           Fund                     16.82    13.46      13.39      13.59
                                                            (6/30/86)



          Capital Opportunity
           Fund                     16.76   N/A        N/A         32.01
                                                           (11/30/94)


          Dividend Growth Fund      25.36   N/A        N/A         19.14
                                                           (12/30/92)

          Equity Income Fund        20.40    17.08      14.46      16.27
                                                           (10/31/85)


          Equity Index Fund         22.65    14.79     N/A         15.08
                                                            (3/30/90)


          Growth & Income Fund      25.64    16.43      13.58      14.21
                                                           (12/21/82)


          Growth Stock Fund         21.70    14.52      13.28      11.62
                                                            (4/11/50)
          Mid-Cap Growth Fund       24.84   N/A        N/A         25.44
                                                            (6/30/92)



          New America Growth Fund   20.01    15.65      15.89      17.12
                                                            (9/30/85)













          PAGE 97
          New Era Fund              24.25    13.19      12.13      10.90
                                                            (1/20/69)


          New Horizons Fund         17.03    19.74      16.29      12.19
                                                             (6/3/60)
          Small-Cap Stock Fund      21.05    16.94      12.32      14.39
                                                             (6/1/56)
          Science & Technology
           Fund                     14.23    24.86     N/A         21.72
                                                            (9/30/87)


          Small-Cap Value Fund      24.61    18.81     N/A         14.67
                                                            (6/30/88)


          Value Fund                28.51   N/A        N/A         31.52
                                                            (9/30/94)


          Health Sciences Fund      26.75   N/A        N/A         26.75
                                                           (12/29/95)


          Financial Services Fund  N/A      N/A        N/A        N/A
                                                            (9/30/96)



          Mid-Cap Value Fund       N/A      N/A        N/A        N/A
                                                            (6/30/96)



          Mid-Cap Equity
           Growth Fund             N/A      N/A        N/A        N/A
                                                            (7/31/96)



          *Since 12/31/82




          Outside Sources of Information

               From time to time, in reports and promotional literature:
          (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broad based index; (ii) other groups of mutual funds, including T. Rowe Price Funds,












          PAGE 98
          tracked by independent research firms ranking entities, or financial publications; (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and non-qualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

          Other Publications



     From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


          Other Features and Benefits

               The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.



                         Growing income from rising dividends


                                       Chart 1


          A line graph titled "Growing income from rising dividends" which depicts hypothetical income and yield on an original investment












          PAGE 99
          of $10,000 in a stock currently yielding 3% and whose dividends grow 8% a year. The chart shows a range of yields from 0% to 15% and income from $0 to $1,500, for five year periods from zero to
          20. The yield and income for each of the periods are approximately as listed below.

                      5 Years   10 Years   15 Years    20 Years

          Yield         4%         6%         9%         14%
          Income       $400       $600       $900       $1,400

          Chart depicts hypothetical income and yield on an original investment of $10,000 in a stock currently yielding 3% and whose dividends grow 8% a year.

          Example is for illustrative purposes only and is not indicative of an investment in any T. Rowe Price fund.

             New Horizons, Small-Cap Stock and Small-Cap Value Funds

                        PERFORMANCE OF LARGE VS. SMALL COMPANY
                             STOCKS FOLLOWING RECESSIONS
                     (Total Return For 12 Months After Recession)

                                       Chart 2

               Bar graph appears here comparing large and small company stocks during eight post-recession periods.

                                 Large Company Stocks

          Post-    5/54- 4/58-  2/61-  11/70-  3/75- 7/80- 11/82- 3/91-
          Recession5/55   4/59   2/62  11/71    3/76 7/81  11/83  3/92
          Periods
          ________________________________________________________________
                    36%   38%    13%    11%     28%   14%   26%    11%
          _________________________________________________________________

                                 Small Company Stocks

          Post-    5/54- 4/58-  2/61-  11/70-  3/75- 7/80- 11/82- 3/91-
          Recession5/55   4/59   2/62  11/71    3/76 7/81  11/83  3/92
          Periods
          _________________________________________________________________

                    51%   53%    18%    12%     58%   45%   44%    28%
          _________________________________________________________________
          Source:  T. Rowe Price Associates, Inc.
          Data supplied by Ibbotson Associates

               The average price-earnings (p/e) ratio of the T. Rowe Price New Horizons Fund is a valuation measure widely used by the investment community with respect to small company stocks, and,












          PAGE 100
          in the opinion of T. Rowe Price, has been a good indicator of future small-cap stock performance. The following chart is intended to show the history of the average (unweighted) p/e ratio of the New Horizons Fund's portfolio companies compared with the p/e ratio of the Standard & Poor's 500 Index. Of course, the portfolio of the Small-Cap Stock and Small-Cap Value Funds will differ from the portfolio of the New Horizons Fund. Earnings per share are estimated by T. Rowe Price for each quarter end.

                        T. ROWE PRICE NEW HORIZONS FUND, INC.
                       P/E Ratio of Fund's Portfolio Securities
                        Relative To The S & P "500" P/E Ratio
                          (12 Months Forward) March 31, 1997

                                       Chart 3

          This is a one line chart that shows the average (unweighted) p/e ratio of the New Horizons Fund's portfolio securities relative to the p/e ratio of the S&P 500 Stock Index. Earnings per share are estimated by the New Horizons Fund's investment advisor from each quarter end. The ratio between the two p/e's is depicted quarterly from 3/61 to 3/31/96.

               The horizontal axis is divided into two year periods. The vertical axis indicates the relative p/e ratio with 0.5, 1, 1.5, 2 and 2.5 indicated by horizontal lines. The ratio at 3/61 is approximately 2, is at the lowest point in the first quarter of 1977 at approximately 0.95, is at the highest point near the end of 1983 at approximately 2.2, and is at
               1.23 on March 31, 1997.

          Source: T. Rowe Price Associates, Inc.

          No-Load Versus Load and 12b-1 Funds

               Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

               The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the












          PAGE 101
          public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.

          Redemptions in Kind

               In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

          Issuance of Fund Shares for Securities

               Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

          Balanced Fund

               On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the Securities & Exchange Commission requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

             Small-Cap Stock Fund

               Effective May 1, 1997, the Fund's name was changed from the
          T. Rowe Price OTC Fund to the T .Rowe Price Small-Cap Stock
          Fund.

          All Funds, Except Capital Appreciation, Equity Income and New America Growth Funds

                                    CAPITAL STOCK

               The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and












          PAGE 102
          restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

               Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the












          PAGE 103
          reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
          Section 16(c) of the Investment Company Act of 1940.

          Capital Appreciation, Equity Income and New America Growth Funds

                               ORGANIZATION OF THE FUND

               For tax and business reasons, the Funds' were organized as Massachusetts Business Trusts (1985 for the Equity Income and New America Growth Funds and 1986 for the Capital Appreciation Fund), and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as diversified, open-end investment companies, commonly known as "mutual funds."

               The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro rata share of the net assets of the Fund.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

               Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale












          PAGE 104
          of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

               Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.


                            FEDERAL REGISTRATION OF SHARES

          All Funds

               The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

                                    LEGAL COUNSEL

               Shereff, Friedman, Hoffman, & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.


                               INDEPENDENT ACCOUNTANTS

          Blue Chip Growth, Dividend Growth, Equity Income, Growth & Income, Mid-Cap Equity Growth, Mid-Cap Growth, Mid-Cap Value, New America Growth, and New Era Funds

               Price Waterhouse LLP, Gateway International II, 1306












          PAGE 105
          Concourse Drive, Suite 100, Linthicum, Maryland 21090-1020, are independent accountants to the Fund.

          Balanced, Capital Appreciation, Capital Opportunity, Equity Index Fund, Financial Services, Growth Stock, Health Sciences, New Horizons, Small-Cap Stock, Science & Technology, Small-Cap Value, and Value Funds

               Coopers & Lybrand L.L.P., 217 East Redwood Street,
          Baltimore, Maryland 21202, are independent accountants to the Fund.

               The financial statements of the Funds for the year ended December 31, 1996, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1996. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1996, are incorporated into this Statement of Additional Information by reference:


                              ANNUAL REPORT REFERENCES:

                                  CAPITAL      EQUITY     EQUITY  GROWTH &
                                APPRECIATION   INCOME     INDEX    INCOME
                                ____________  ________    ______  ________

          Report of Independent
           Accountants               25          25         32       23
          Statement of Net Assets,
           December 31, 1996       12-19        9-18      12-26     9-17
          Statement of Operations,
           year ended
           December 31, 1996         20          19         27       18
          Statement of Changes in
           Net Assets, years ended
           December 31, 1996 and
           December 31, 1995         21          20         28       19
          Notes to Financial
           Statements,
           December 31, 1996       22-24       21-24      29-31    20-22
          Financial Highlights       11           8         11       8

                                                NEW                SMALL-
                                   GROWTH     AMERICA      NEW      CAP
                                   STOCK       GROWTH      ERA     STOCK
                                 __________ ____________ _______   ______

          Report of Independent
           Accountants               25          20         21       25
          Statement of Net Assets,
           December 31, 1996       11-19       11-14      11-15    10-19












          PAGE 106
          Statement of Operations,
           year ended
           December 31, 1996         20          15         16       20
          Statement of Changes in
           Net Assets, years ended
           December 31, 1996 and
           December 31, 1995         21          16         17       21
          Notes to Financial
           Statements,
           December 31, 1996       22-24       17-19      18-20    22-24
          Financial Highlights       10          10         10       9

                                                         MID-CAP
                                         BALANCED         GROWTH
                                         _________       ________

          Report of Independent
           Accountants                      41              21
          Statement of Net Assets,
           December 31, 1996               11-34          11-15
          Statement of Operations,
           year ended
           December 31, 1996                35              16
          Statement of Changes in
           Net Assets, years ended
           December 31, 1996 and
           December 31, 1995                36              17
          Notes to Financial
           Statements,
           December 31, 1996               37-40          18-20
          Financial Highlights              10              10


                                            NEW         SMALL-CAP
                                         HORIZONS         VALUE
                                        __________      __________

          Report of Independent
           Accountants                      29              27
          Portfolio of Investments,
           December 31, 1996               11-22          10-20
          Statement of Assets and
           Liabilities,
           December 31, 1996                23              21
          Statement of Operations,
           year ended
           December 31, 1996                24              22
          Statement of Changes
           in Net Assets, years ended
           December 31, 1996 and
           December 31, 1995                25              23
          Notes to Financial
           Statements, December 31, 1996   26-28          24-26












          PAGE 107
          Financial Highlights              10              9

                                                             BLUE CHIP
                                                              GROWTH
                                                            ___________

          Report of Independent Accountants                     25
          Statement of Net Assets, December 31, 1996           12-19
          Statement of Operations, year ended December 31, 1996 20 Statement of Changes in Net Assets, years
           ended December 31, 1996 and December 31, 1995        21
          Notes to Financial Statements, December 31, 1996     22-24
          Financial Highlights                                  11

                                                             DIVIDEND
                                                              GROWTH

                                                           ____________

          Report of Independent Accountants                     24
          Statement of Net Assets, December 31, 1996           10-17
          Statement of Operations, year ended December 31, 1996 18 Statement of Changes in Net Assets, years
           ended December 31, 1996 and December 31, 1995        19
          Notes to Financial Statements, December 31, 1996     20-23
          Financial Highlights                                   9

                                                               VALUE
                                                              _______

          Report of Independent Accountants                     21
          Statement of Net Assets, December 31, 1996           9-15
          Statement of Operations, year ended December 31, 1996 16 Statement of Changes in Net Assets, year ended
            December 31, 1996 and December 31, 1995             17
          Notes to Financial Statements, December 31, 1995     18-20
          Financial Highlights                                   8

                                                              CAPITAL
                                                            OPPORTUNITY
                                                           _____________

          Report of Independent Accountants                     20
          Statement of Net Assets, December 31, 1996           10-14
          Statement of Operations, year ended December 31, 1996 15 Statement of Changes in Net Assets, year ended
            December 31, 1996 and December 31, 1995             16
          Notes to Financial Statements, December 31, 1996     17-19
          Financial Highlights                                   9

                                                             SCIENCE &
                                                            TECHNOLOGY
                                                           _____________












          PAGE 108
          Report of Independent Accountants                     21
          Statement of Net Assets, December 31, 1996           12-15
          Statement of Operations, year ended December 31, 1996 16 Statement of Changes in Net Assets, year ended
            December 31, 1996 and December 31, 1995             17
          Notes to Financial Statements, December 31, 1996     18-20
          Financial Highlights                                  11


                                                             FINANCIAL
                                                             SERVICES
                                                           _____________

          Report of Independent Accountants                     19
          Statement of Net Assets, December 31, 1996           12-13
          Statement of Operations, September 30, 1996
           (Commencement of Operations) to December 31, 1996    14
          Statement of Changes in Net Assets, September 30, 1996
           (Commencement of Operations) to December 31, 1996    15
          Notes to Financial Statements, December 31, 1996     16-18
          Financial Highlights                                   9

                                                              HEALTH
                                                             SCIENCES
                                                           _____________

          Report of Independent Accountants                     25
          Statement of Net Assets, December 31, 1996           13-19
          Statement of Operations, December 31, 1995
           (Commencement of Operations) to December 31, 1996    20
          Statement of Changes in Net Assets, December 31, 1995
           (Commencement of Operations) to December 31, 1996    21
          Notes to Financial Statements, December 31, 1996     22-24
          Financial Highlights                                  12


                                                              MID-CAP
                                                               VALUE
                                                           _____________

          Report of Independent Accountants                     22
          Statement of Net Assets, December 31, 1996           10-16
          Statement of Operations, June 28, 1996
           (Commencement of Operations) to December 31, 1996    17
          Statement of Changes in Net Assets, June 28, 1996
           (Commencement of Operations) to December 31, 1996    18
          Notes to Financial Statements, December 31, 1996     19-21
          Financial Highlights                                   9

                                                              MID-CAP
                                                           EQUITY GROWTH
                                                           _____________













          PAGE 109
          Report of Independent Accountants                     12
          Statement of Net Assets, December 31, 1996            5-7
          Statement of Operations, July 31, 1996
           (Commencement of Operations) to December 31, 1996     8
          Statement of Changes in Net Assets, July 31, 1996
           (Commencement of Operations) to December 31, 1996     9
          Notes to Financial Statements, December 31, 1996     10-11
          Financial Highlights                                 4

























































          PAGE 110
                         RATINGS OF CORPORATE DEBT SECURITIES

          Moody's Investors Services, Inc. (Moody's)

             Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

             Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

             A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

             Baa-Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

             B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

             C-Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Standard & Poor's Corporation (S&P)

             AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.













          PAGE 111
             AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

             A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

             BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

             BB, C, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             D-In default.

          Fitch Investors Service, Inc.

             AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral, security or direct lien on specific property.
          Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

             AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.







































































          PAGE 9
                                        PART C
                                  OTHER INFORMATION

          Item 24.  Financial Statements and Exhibits

          (a) Financial Statements. The Condensed Financial Information (Financial Highlights table) is included in Part A of the Registration Statement.

               Statement of Net Assets, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

          (b)  Exhibits.

               (1)(a) Articles of Incorporation of Registrant, dated January 23, 1991 (electronically filed with Amendment No. 7 dated March 1, 1995)

               (1)(b) Articles of Amendment and Restatement, dated March 12, 1991 (electronically filed with Amendment No. 6 dated February 28, 1994)

               (2) By-Laws of Registrant, as amended January 22, 1992 (electronically filed with Amendment No. 6 dated February 28, 1994)

               (3)     Inapplicable

               (4)     Inapplicable

               (5) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated May 1, 1992 (electronically filed with Amendment No. 7 dated March 1, 1995)

               (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. dated March 6, 1991 (electronically filed with Amendment No. 6 dated February 28, 1994)

               (7)     Inapplicable





















          PAGE 10
               (8)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated September 28, 1987, as amended to June 24, 1988, October 19, 1988, February 22, 1989, July 19, 1989, September 15, 1989, December 15, 1989, December 20, 1989,
                       January 25, 1990, February 21, 1990, June 12, 1990,
                       July 18, 1990, October 15, 1990, February 13, 1991,
                       March 6, 1991, September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992, January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27,
                       1994, September 21, 1994, November 1, 1994, November 2, 1994, January 25, 1995, September 20, 1995,
                       November 1, 1995, December 11, 1995, April 24, 1996,
                       August 2, 1996, and November 12, 1996

               (8)(b) Global Custody Agreement between The Chase Manhattan Bank, N.A. and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994,
                       November 28, 1994, May 31, 1995, November 1, 1995,
                       and July 31, 1996

               (9)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1997

               (9)(b)  Agreement between T. Rowe Price Associates, Inc. and
                       T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1997

               (9)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 1997

               (10)    Opinion of Counsel, dated April 22, 1997

               (11)    Consent of Independent Accountants

               (12)    Inapplicable

               (13)    Inapplicable

               (14)    Inapplicable

               (15)    Inapplicable



















          PAGE 11
               (16) The Registrant hereby incorporates by reference the methodology used in calculating the performance information included in Post-Effective Amendment No. 45 and Amendment No. 9 of the T. Rowe Price New Era Fund, Inc. (SEC. File Nos. 2-29866 and 811-1710)
                       dated March 2, 1988.

               (17) Financial Data Schedule for T. Rowe Price Balanced Fund, Inc. as of December 31, 1996.

               (18)    Inapplicable

               (19)    Other Exhibits:

                       (a)  Power of Attorney for T. Rowe Price Balanced
                            Fund, Inc.

                       (b)  Certificate of Vice President.

          Item 25.  Persons Controlled by or Under Common Control With
                    Registrant.

                    None.

          Item 26.  Number of Holders of Securities

               As of March 31, 1997, there were 20,490 shareholders in the Fund.

          Item 27.  Indemnification

             The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group, and ICI Mutual. These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc., ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund and forty-five other investment companies, namely, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.,


















          PAGE 12
          T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc.,
          T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc.,
          T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc.,
          T. Rowe Price OTC Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc.,
          T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., and T. Rowe Price Financial Services Fund, Inc. The Registrant and the forty-five investment companies listed above with the exception of Institutional International Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for the Price Funds, excluding T. Rowe Price International Funds, Inc. and T. Rowe Price International Series, Inc., is the Manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc., and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a wholly-owned subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

               Article X, Section 10.01 of the Registrant's By-Laws provides as follows:























          PAGE 13
                    Section 10.01. Indemnification and Payment In Advance:
               The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

                    Notwithstanding the foregoing, nothing herein shall
               protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

                    Anything in this Article X to the contrary
               notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

                    (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

                    (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:


















          PAGE 14

                         (i)  the vote of a majority of a quorum of
                              directors who are neither "interested
                              persons" of the Corporation as defined in
                              Section 2(a)(19) of the Investment Company
                              Act of 1940, nor parties to the Proceeding;
                              or

                         (ii) an independent legal counsel in a written
                              opinion.

                    Anything in this Article X to the contrary
               notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

                    (a) the Indemnitee provides a security for his undertaking; or

                    (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

                    (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

                         (i) a majority of a quorum of directors who are neither "interested persons" of the
                              Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

                         (ii) an independent legal counsel in a written
                              opinion.

               Section 10.02 of the Registrant's By-Laws provides as follows:

                    Section 10.02. Insurance of Officers, Directors, Employees and Agents: To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act, as from time to time amended, the


















          PAGE 15
               Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Item 28. Business and Other Connections of Investment Manager.

               Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.




















          PAGE 16
               T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a discount brokerage service.

               TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for and engages in the sale of certain investment related products prepared by Investment Services.

               T. Rowe Price Associates Foundation, Inc. (the "Foundation"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation s overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

               T. Rowe Price Services, Inc. ("Price Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

               T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

               T. Rowe Price Trust Company ("Trust Company"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-purpose trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee/custodian for employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust.




















          PAGE 17
               T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

               T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.

               T. Rowe Price Threshold Fund II, L.P., a Delaware limited partnership, was organized in 1986 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

               T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential;
          T. Rowe Price Threshold Fund Associates, Inc. is the General Partner of this partnership.

               RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

               T. Rowe Price Real Estate Group, Inc. ("Real Estate Group"), is a Maryland corporation and a wholly owned subsidiary of the Manager established in 1986 to provide real estate services. Subsidiaries of Real Estate Group are: T. Rowe Price Realty Income Fund I Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership), T. Rowe Price Realty Income Fund II Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund II, America's Sales-Commission-Free Real Estate Limited Partnership), T. Rowe Price Realty Income Fund III Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund III, America's Sales-Commission-Free Real Estate Limited Partnership, and T. Rowe Price Realty Income Fund IV Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund IV, America's Sales-Commission-Free Real Estate Limited Partnership). Real Estate Group serves as investment manager to


















          PAGE 18
          T. Rowe Price Renaissance Fund, Ltd., A Sales-Commission-Free Real Estate Investment, established in 1989 as a Maryland corporation which qualifies as a REIT.

               T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Management"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management, is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts, and short-term fixed income securities.

               T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as the General Partner of T. Rowe Price Recovery Fund, L.P., T. Rowe Price Recovery Fund II, L.P., Delaware limited partnerships which invest in financially distressed companies.

               T. Rowe Price Recovery Fund II Associates, Inc., is a Maryland limited liability Company organized in 1996. Wholly owned by the Manager, it serves as the General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

               T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 and as a non-Canadian Adviser under the Securities Act (Ontario).

               T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.



               Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.




















          PAGE 19
               TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

               TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

               TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

               T. Rowe Price Strategic Partners Fund II, L.P. is a Delaware limited partnership organized in 1992 for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of the Fund is T. Rowe Price Strategic Partners, L.P., ("Strategic Partners"), a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly owned subsidiary of the Manager.

               Listed below are the directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

          JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

          RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

             JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer; and Providence


















          PAGE 20
          Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Virginia 23173.

          ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

             PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

             ANNE MARIE WHITTEMORE, Director of the Manager. Mrs.
          Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

             With the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, and Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

             George J. Collins is a Director of the Manager.

          James S. Riepe, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager, is also a Director of Price-Fleming.

             George A. Roche, who is Chairman of the Board, President, a Director, and Managing Director of the Manager, is a Director and Vice President of Price-Fleming.



             M. David Testa, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager, is Chairman of the Board of Price-Fleming.

          Henry H. Hopkins, who is a Director and Managing Director of the Manager, is a Vice President of Price-Fleming.

          Charles P. Smith and Peter Van Dyke, who are Managing Directors of the Manager, are Vice Presidents of Price-Fleming.


















          James A. C. Kennedy III, John H. Laporte, Jr., William T. Reynolds, and Brian C. Rogers are Directors and Managing Directors of the Manager.
          PAGE 21
          Edward C. Bernard, Stephen W. Boesel, Thomas H. Broadus, Jr., Mary J. Miller, Charles A. Morris, Charles E. Vieth, and Richard
          T. Whitney are Managing Directors of the Manager.

          George A. Murnaghan, who is a Vice President of the Manager, is also an Executive Vice President of Price-Fleming.



   Robert P. Campbell, Michael J. Conelius, Roger L. Fiery III,
          Veena A. Kutler, Heather R. Landon, Nancy M. Morris, Robert W. Smith, William F. Wendler II, and Edward A. Wiese, who are Vice Presidents of the Manager, are Vice Presidents of Price-Fleming.



             R. Aran Gordon, Todd J. Henry, and Kathleen G. Polk, who are employees of the Manager, are Vice Presidents of Price-
          Fleming.

             Kimberly A. Haker, an Assistant Vice President of the Manager, is Assistant Vice President and Controller of Price-Fleming.



             Alvin M. Younger, Jr., who is Chief Financial Officer, Managing Director, Secretary, and Treasurer of the Manager, is Secretary and Treasurer of Price-Fleming.

          Nolan L. North, who is a Vice President and Assistant Treasurer of the Manager, is Assistant Treasurer of Price-Fleming.

          Leah P. Holmes, who is an Assistant Vice President of the Manager, is a Vice President of Price-Fleming.

          Barbara A. Van Horn, who is Assistant Secretary of the Manager, is Assistant Secretary of Price-Fleming.

             Elsie S. Crawford and Ava M. Rainey, both employees of the Manager, are Assistant Vice Presidents of Price-Fleming.

               Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.



















               See also "Management of Fund," in Registrant's Statement of Additional Information.

             Item 29. Principal Underwriters.

               (a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the other seventy-five Price Funds. Investment Services, a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on

          PAGE 22
                    a no-load basis, Investment Services will not receive any commission or other compensation for acting as principal underwriter.

               (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.



                                                   Positions and
          Name and Principal      Positions and Offices      Offices With
          Business Address        With Underwriter           Registrant
          __________________      ______________________     ______________

          James S. Riepe          Chairman of the Board      Vice President
                                                             and Director
          Edward C. Bernard       President                  None
          Henry H. Hopkins        Vice President and DirectorVice
          President
          Charles E. Vieth        Vice President and DirectorNone
          Patricia M. Archer      Vice President             None
          Joseph C. Bonasorte     Vice President             None
          Darrell N. Braman       Vice President             None
          Ronae M. Brock          Vice President             None
          Meredith C. Callanan    Vice President             None
          Christine M. Carolan    Vice President             None
          Laura H. Chasney        Vice President             None
          Victoria C. Collins     Vice President             None
          Alana S. Curtice        Vice President             None
          Christopher W. Dyer     Vice President             None
          Christine S. Fahlund    Vice President             None


















          Forrest R. Foss         Vice President             None
          Andrea G. Griffin       Vice President             None
          David J. Healy          Vice President             None
          Joseph P. Healy         Vice President             None
          Walter J. Helmlinger    Vice President             None
          Eric G. Knauss          Vice President             None
          Douglas G. Kremer       Vice President             None
          Sharon R. Krieger       Vice President             None
          Keith W. Lewis          Vice President             None
          James Link              Vice President             None
          Sarah McCafferty        Vice President             None
          Maurice A. Minerbi      Vice President             None
          Nancy M. Morris         Vice President             None
          George A. Murnaghan     Vice President             None
          Steven E. Norwitz       Vice President             None
          Kathleen M. O'Brien     Vice President             None
          Scott R. Powell         Vice President             None
          Pamela D. Preston       Vice President             None
          Corbin D. Riemer        Vice President             None
          Lucy B. Robins          Vice President             None
          John R. Rockwell        Vice President             None
          Christopher S. Ross     Vice President             None
          Kenneth J. Rutherford   Vice President             None
          Daniel S. Schreiner     Vice President             None
          Monica R. Tucker        Vice President             None
          William F. Wendler II   Vice President             None
          Jane F. White           Vice President             None

          PAGE 23
          Thomas R. Woolley       Vice President             None
          Alvin M. Younger, Jr.   Secretary and Treasurer    None
          Mark S. Finn            Controller & Vice PresidentNone
          Richard J. Barna        Assistant Vice President   None
          Catherine L. Berkenkemper                          Assistant Vice
          President               None
          Patricia S. Butcher     Assistant Vice President   Assistant
                                                             Secretary
          Renee M. Christoff      Assistant Vice President   None
          Cheryl L. Emory         Assistant Vice President   None
          John A. Galateria       Assistant Vice President   None
          Douglas E. Harrison     Assistant Vice President   None
          Janelyn A. Healey       Assistant Vice President   None
          Kathleen Hussey         Assistant Vice President   None
          Jeanette M. LeBlanc     Assistant Vice President   None
          C. Lillian Matthews     Assistant Vice President   None
          Janice D. McCrory       Assistant Vice President   None
          Sandra J. McHenry       Assistant Vice President   None
          Mark J. Mitchell        Assistant Vice President   None


















          Barbara A. O'Connor     Assistant Vice President   None
          JeanneMarie B. Patella  Assistant Vice President   None
          Kristin E. Seeberger    Assistant Vice President   None
          Arthur J. Silber        Assistant Vice President   None
          Jerome Tuccille         Assistant Vice President   None
          Linda C. Wright         Assistant Vice President   None
          Nolan L. North          Assistant Treasurer        None
          Barbara A. Van Horn     Assistant Secretary        None

               (c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

          Item 30.  Location of Accounts and Records.

               All accounts, books, and other documents required to be maintained by T. Rowe Price Balanced Fund, Inc. under
               Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by T. Rowe Price Balanced Fund, Inc. at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for T. Rowe Price Balanced Fund, Inc. are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171. Custody of Fund portfolio securities which are purchased outside the United States is maintained by The Chase Manhattan Bank, N.A., London in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, N.A., London is located at Woolgate House, Coleman Street, London EC2P 2HD, England.

          Item 31.  Management Services.

               Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.




























          PAGE 24
          Item 32.  Undertakings.

               (a) The Fund agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom a prospectus is delivered.




























































          PAGE 25
               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 22nd day of April, 1997.

                                        T. ROWE PRICE BALANCED FUND, INC.
                                        /s/James S. Riepe
                                        By:  James S. Riepe
                                             Chairman of the Board

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          SIGNATURE                       TITLE                DATE
          _________                      ______                _____

          /s/James S. Riepe       Chairman of the Board    April 22, 1997
          James S. Riepe

          /s/Carmen F. Deyesu           Treasurer          April 22, 1997
          Carmen F. Deyesu      (Chief Financial Officer)

                 *                      Director           April 22, 1997
          Donald W. Dick, Jr.

                 *                      Director           April 22, 1997
          David K. Fagin

                 *                      Director           April 22, 1997
          Hanne M. Merriman

          /s/M. David Testa        Vice President and      April 22, 1997
          M. David Testa                Director

                 *                      Director           April 22, 1997
          Hubert D. Vos























          PAGE 26
                 *                      Director           April 22, 1997
          Paul M. Wythes

          */s/Henry H. Hopkins, Attorney-In-Fact                  April 22,
          1997
          Henry H. Hopkins, Attorney-In-Fact